Document and Entity Information (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Feb. 18, 2011	Jun. 30, 2010
Document and Entity Information
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	alv
Entity Registrant Name	AUTOLIV INC
Entity Central Index Key	0001034670
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		89,018,565
Entity Public Float			$ 4,234
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Well-known Seasoned Issuer	Yes

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Consolidated Statements of Income
Net sales	$ 7,170.6		$ 5,120.7		$ 6,473.2
Cost of sales	(5,578.5)		(4,272.8)		(5,349)
Gross profit	1,592.1		847.9		1,124.2
Selling, general and administrative expenses	(327.2)		(299.8)		(354.3)
Research, development and engineering expenses, net	(361.3)		(322.4)		(367.2)
Amortization of intangibles	(18)		(23.1)		(23.6)
Other income (expense), net	(16.4)		(133.7)		(72.6)
Operating income	869.2		68.9		306.5
Equity in earnings of affiliates, net of tax	5.5		3.8		3.9
Interest income	3.4		5.9		12.8
Interest expense	(54.3)		(68.2)		(72.9)
Loss on extinguishment of debt	(12.3)
Other financial items, net	(6)		(4.9)		(1.6)
Income before income taxes	805.5		5.5		248.7
Income tax (expense) benefit	(210)		7.1		(76.3)
Net income	595.5	[1]	12.6	[1]	172.4	[1]
Less: Net income attributable to non-controlling interests	4.9		2.6		7.7
Net income attributable to controlling interest	$ 590.6		$ 10		$ 164.7
Earnings per common share
- basic	$ 6.77		$ 0.12		$ 2.29
- assuming dilution	$ 6.39		$ 0.12		$ 2.28
Weighted average number of shares
- basic	87.3		81.5		71.8
- assuming dilution	92.4		84.5		72.1
Cash dividend per share - declared	$ 1.05				$ 1.42

[1]	See Note 13 for further details – includes tax effects where applicable.

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Assets
Cash and cash equivalents	$ 587.7		$ 472.7
Receivables, net	1,367.6		1,053.1
Inventories, net	561.7		489
Income tax receivables	26.4		30
Prepaid expenses	47.7		44.9
Other current assets	97.5		89.9
Total current assets	2,688.6		2,179.6
Property, plant and equipment, net	1,025.8		1,041.8
Investments and other non-current assets	228.1		235.5
Goodwill	1,612.3		1,614.4
Intangible assets, net	109.7		114.3
Total assets	5,664.5		5,185.6
Liabilities and equity
Short-term debt	87.1		318.6
Accounts payable	1,003.1		771.7
Accrued expenses	484.5		440.4
Other current liabilities	168		112.6
Income tax payable	91.8		50.2
Total current liabilities	1,834.5		1,693.5
Long-term debt	637.7		820.7
Pension liability	136		109.2
Other non-current liabilities	117.1		126.2
Total non-current liabilities	890.8		1,056.1
Commitments and contingencies
Common stock	102.8	[1]	102.8	[1]
Additional paid-in capital	1,472.8		1,559
Retained earnings	1,910.1		1,412.8
Accumulated other comprehensive income	36.4		74.3
Treasury stock (13.8 and 17.7 shares)	(594.8)		(760.7)
Total parent shareholders' equity	2,927.3		2,388.2
Non-controlling interests	11.9		47.8
Total equity	2,939.2	[2]	2,436	[2]
Total liabilities and equity	$ 5,664.5		$ 5,185.6

[1]	Number of shares: 350 million authorized, 102.8 million issued for both years, and 89.0 and 85.1 million outstanding, net of treasury shares, for 2010 and 2009, respectively.
[2]	See Note 13 for further details – includes tax effects where applicable.

Consolidated Balance Sheets (Parenthetical) In Millions	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Common stock, shares authorized	350	350
Common stock, shares issued	102.8	102.8
Common stock, shares outstanding	89	85.1
Treasury stock, shares	13.8	17.7

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Operating activities
Net income	$ 595.5	[1]	$ 12.6	[1]	$ 172.4	[1]
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	281.7		314.3		346.9
Deferred income taxes	17.8		(62.5)		(12.2)
Loss on extinguishment of debt	12.3
Undistributed earnings from affiliated companies, net of dividends	5.1		(3.3)		(3.6)
Net change in:
Receivables and other assets, gross	(227.8)		(175)		352.9
Inventories gross	(50.4)		134.2		(66.1)
Accounts payable and accrued expenses	230.4		235.1		(206.4)
Income taxes	37.3		12.9		(7.1)
Other, net	22.5		24.3		36.8
Net cash provided by operating activities	924.4		492.6		613.6
Investing activities
Expenditures for property, plant and equipment	(236.4)		(139.7)		(293.4)
Expenditures for intangible assets					(0.6)
Proceeds from sale of property, plant and equipment	12		9.3		14.9
Acquisition of businesses, net of cash acquired	(77.4)		(36.3)		(42.5)
Other	4.6		9.4		0.6
Net cash used in investing activities	(297.2)		(157.3)		(321)
Financing activities
Net (decrease) increase in short-term debt	(278.6)		17.1		(22.5)
Issuance of long-term debt	19.8		595.4		737.4
Repayments and other changes in long-term debt	(170.8)		(1,203.8)		(322.5)
Cash paid for extinguishment of debt	(8.3)
Dividends paid to non-controlling interests			(3.1)		(3.3)
Capital contribution from non-controlling interests	1.2
Acquisition of subsidiary shares from non-controlling interest	(63.7)		(4.6)		(6.8)
Dividends paid	(57.7)		(14.8)		(115.2)
Shares repurchased					(173.5)
Common stock and purchase contract issue, net			236.9
Common stock options exercised	29.2		0.8		4.9
Net cash (used in) provided by financing activities	(528.9)		(376.1)		98.5
Effect of exchange rate changes on cash and cash equivalents	16.7		24.9		(56.3)
Increase (decrease) in cash and cash equivalents	115		(15.9)		334.8
Cash and cash equivalents at beginning of year	472.7		488.6		153.8
Cash and cash equivalents at end of year	$ 587.7		$ 472.7		$ 488.6

[1]	See Note 13 for further details – includes tax effects where applicable.

Consolidated Statements of Total Equity (USD $) In Millions	Common stock [Member]	Additional paid in capital [Member]	Retained earnings [Member]	Accumulated other comprehensive income (loss) [Member]	Treasury stock [Member]		Total parent shareholders' equity [Member]		Non-Controlling Interests [Member]	Total
Balance, shares at Dec. 31, 2007	102.8
Balance, value at Dec. 31, 2007	$ 102.8	$ 1,954.3	$ 1,339.3	$ 187.5	$ (1,234.8)		$ 2,349.1		$ 52.2	$ 2,401.3	[1]
Comprehensive Income:
Net income			164.7				164.7		7.7	172.4	[1]
Net change in cash flow hedges				0			0			0	[1]
Foreign currency translation				(100.7)			(100.7)		0.6	(100.1)	[1]
Pension liability				(32.5)			(32.5)			(32.5)	[1]
Total Comprehensive Income										39.8	[1]
Common stock incentives					10.6	[2]	10.6	[2]		10.6	[1],[2]
Cash dividends declared			(101.2)				(101.2)			(101.2)	[1]
Dividends paid to non-controlling interests on subsidiary shares									(3.5)	(3.5)	[1]
Repurchased treasury shares					(173.5)		(173.5)			(173.5)	[1]
Investment in subsidiary by non-controlling interests									0.3	0.3	[1]
Balance, shares at Dec. 31, 2008	102.8
Balance, value at Dec. 31, 2008	102.8	1,954.3	1,402.8	54.3	(1,397.7)		2,116.5		57.3	2,173.8	[1]
Comprehensive Income:
Net income			10				10		2.6	12.6	[1]
Net change in cash flow hedges				(0.3)			(0.3)			(0.3)	[1]
Foreign currency translation				18			18		0.6	18.6	[1]
Pension liability				2.3			2.3			2.3	[1]
Total Comprehensive Income										33.2	[1]
Common stock incentives					6.3	[2]	6.3	[2]		6.3	[1],[2]
Dividends paid to non-controlling interests on subsidiary shares									(3.1)	(3.1)	[1]
Common stock issuance, net		(409.5)			630.7		221.2			221.2	[1]
Fair value purchase contract, net		15.7					15.7			15.7	[1]
Purchase of subsidiary shares from non-controlling interests		(1.5)					(1.5)		(9.6)	(11.1)	[1]
Balance, shares at Dec. 31, 2009	102.8									102.8
Balance, value at Dec. 31, 2009	102.8	1,559	1,412.8	74.3	(760.7)		2,388.2		47.8	2,436	[1]
Comprehensive Income:
Net income			590.6				590.6		4.9	595.5	[1]
Net change in cash flow hedges				0.2			0.2			0.2	[1]
Foreign currency translation				(30.3)			(30.3)		0.3	(30)	[1]
Pension liability				(7.8)			(7.8)			(7.8)	[1]
Total Comprehensive Income										557.9	[1]
Common stock incentives					34.6	[2]	34.6	[2]		34.6	[1],[2]
Cash dividends declared			(93.3)				(93.3)			(93.3)	[1]
Common stock issuance, net		(74.2)			131.3		57.1			57.1	[1]
Investment in subsidiary by non-controlling interests									1.2	1.2	[1]
Acquisition of non-controlling interests									4.2	4.2	[1]
Purchase of subsidiary shares from non-controlling interests		(12)					(12)		(46.5)	(58.5)	[1]
Balance, shares at Dec. 31, 2010	102.8									102.8
Balance, value at Dec. 31, 2010	$ 102.8	$ 1,472.8	$ 1,910.1	$ 36.4	$ (594.8)		$ 2,927.3		$ 11.9	$ 2,939.2	[1]

[1]	See Note 13 for further details – includes tax effects where applicable.
[2]	See Notes 1 and 15 for further details – includes tax effects.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

(Dollars in millions, except per share data)

Nature of Operations

Through its operating subsidiaries, Autoliv is a global automotive safety supplier with sales to all the leading car manufacturers.

Principles of Consolidation

The consolidated financial statements have been prepared in accordance with U.S. Generally accepted accounting Principles (GAAP) and include Autoliv, Inc. and all companies over which Autoliv, Inc. directly or indirectly exercises control, which generally means that the Company owns more than 50% of the voting rights. From January 1, 2010, consolidation is also required when the Company has both the power to direct the activities of a variable interest entity (VIE) and the obligation to absorb losses or receive benefits from the VIE that could be significant to the VIE. Prior to January 1, 2010, consolidation of a VIE was required when the Company was subject to a majority of the risk of loss from or was entitled to receive a majority of the residual returns from the VIE.

All intercompany accounts and transactions within the Company have been eliminated from the consolidated financial statements.

Investments in affiliated companies in which the Company exercises significant influence over the operations and financial policies, but does not control, are reported using to the equity method of accounting. Generally, the Company owns between 20 and 50 percent of such investments.

Business Combinations

Transactions in which the Company obtains control of a business are from January 1, 2009 accounted for according to the acquisition method as described in Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, Business Combinations. The assets acquired and liabilities assumed are recognized and measured at their full fair values as of the date control is obtained, regardless of the percentage ownership in the acquired entity or how the acquisition was achieved. Acquisition related costs in connection with a business combination are expensed as incurred. Contingent considerations are recognized and measured at fair value at the acquisition date and classified as either liabilities or equity based on appropriate GAAP. Prior to January 1, 2009, the purchase price of an acquired entity was allocated based on requirements of FASB Statement No.141, Business Combinations. The allocated acquisition costs in these business combinations included direct and indirect acquisition related costs.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of net sales and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues are recognized when there is evidence of a sales agreement, delivery of goods has occurred, the sales price is fixed and determinable and the collectibility of revenue is reasonably assured. The Company records revenue from the sale of manufactured products upon shipment to customers and transfer of title and risk of loss under standard commercial terms (typically F.O.B. shipping point). In those limited instances where other terms are negotiated and agreed, revenue is recorded when title and risk of loss are transferred to the customer.

Accruals are made for retroactive price adjustments when probable and able to be reasonably estimated.

Net sales exclude taxes assessed by a governmental authority that are directly imposed on revenue-producing transactions between the Company and its customers.

Cost of Sales

Shipping and handling costs are included in Cost of sales in the Consolidated Statements of income. Contracts to supply products which extend for periods in excess of one year are reviewed when conditions indicate that costs may exceed selling prices, resulting in losses. Losses on long-term supply contracts are recognized when estimable.

Research, Development and Engineering (R,D&E)

Research and development and most engineering expenses are expensed as incurred. These expenses are reported net of royalty income and income from contracts to perform engineering design and product development services. Such income is not significant in any period presented.

Certain engineering expenses related to long-term supply arrangements are capitalized when the defined criteria, such as the existence of a contractual guarantee for reimbursement, are met. The aggregate amount of such assets is not significant in any period presented.

Tooling is generally agreed upon as a separate contract or a separate component of an engineering contract, as a pre-production project. Capitalization of tooling costs is made only when the specific criteria for capitalization of customer-funded tooling are met or the criteria for capitalization as Property, Plant & Equipment (P,P&E) for tools owned by the Company are fulfilled. Depreciation on the Company's own tooling is recognized in the Consolidated Statements of Income as Cost of sales.

Stock Based Compensation

The compensation costs for all of the Company's stock-based compensation awards are determined based on the fair value method as defined in ASC 718, Compensation - Stock Compensation. The Company records the compensation expense for Restricted Stock Units (RSUs) and stock options over the vesting period.

Income Taxes

Current tax liabilities and assets are recognized for the estimated taxes payable or refundable on the tax returns for the current year. Deferred tax liabilities or assets are recognized for the estimated future tax effects attributable to temporary differences and carry-forwards that result from events that have been recognized in either the financial statements or the tax returns, but not both. The measurement of current and deferred tax liabilities and assets is based on provisions of enacted tax laws. Deferred tax assets are reduced by the amount of any tax benefits that are not expected to be realized. Current and non-current components of deferred tax balances are reported separately based on financial statement classification of the related asset or liability giving rise to the temporary difference. If a deferred tax asset or liability is not related to an asset or liability that exists for financial reporting purposes, including deferred tax assets related to carry forwards, the deferred tax asset or liability would be classified based on the expected reversal date of the temporary differences. Tax assets and liabilities are not offset unless attributable to the same tax jurisdiction and netting is possible according to law and expected to take place in the same period.

Tax benefits associated with tax positions taken in the Company's income tax returns are initially recognized and measured in the financial statements when it is more likely than not that those tax positions will be sustained upon examination by the relevant taxing authorities. The Company's evaluation of its tax benefits is based on the probability of the tax position being upheld if challenged by the taxing authorities (including through negotiation, appeals, settlement and litigation). Whenever a tax position does not meet the initial recognition criteria, the tax benefit is subsequently recognized and measured if there is a substantive change in the facts and circumstances that cause a change in judgment concerning the sustainability of the tax position upon examination by the relevant taxing authorities. In cases where tax benefits meet the initial recognition criterion, the Company continues, in subsequent periods, to assess its ability to sustain those positions. A previously recognized tax benefit is derecognized when it is no longer more likely than not that the tax position would be sustained upon examination. Liabilities for unrecognized tax benefits are classified as non-current unless the payment of the liability is expected to be made within the next 12 months.

Earnings per Share

The Company calculates basic earnings per share (EPS) by dividing net income attributable to controlling interest by the weighted-average number of common shares outstanding for the period (net of treasury shares). When it would not be antidilutive (such as during periods of net loss), the diluted EPS also reflects the potential dilution that could occur if common stock were issued for awards under the Stock Incentive Plan and for common stock issued upon conversion of the equity units.

Cash Equivalents

The Company considers all highly liquid investment instruments purchased with a maturity of three months or less to be cash equivalents.

Receivables

The Company has guidelines for calculating the allowance for bad debts. In determining the amount of a bad debt allowance, management uses its judgment to consider factors such as the age of the receivables, the Company's prior experience with the customer, the experience of other enterprises in the same industry, the customer's ability to pay, and/or an appraisal of current economic conditions. Collateral is typically not required. There can be no assurance that the amount ultimately realized for receivables will not be materially different than that assumed in the calculation of the allowance.

Financial Instruments

The Company uses derivative financial instruments, "derivatives", as part of its debt management to mitigate the market risk that occurs from its exposure to changes in interest and foreign exchange rates. The Company does not enter into derivatives for trading or other speculative purposes. The use of such derivatives is in accordance with the strategies contained in the Company's overall financial policy. The derivatives outstanding at year-end are either interest rate swaps, cross-currency interest rate swaps or foreign exchange swaps. All swaps principally match the terms and maturity of the underlying debt and no swaps have a maturity beyond 2019.

All derivatives are recognized in the consolidated financial statements at fair value. Certain derivatives are designated either as fair value hedges or cash flow hedges in line with the hedge accounting criteria. For certain other derivatives hedge accounting is not applied either because non hedge accounting treatment creates the same accounting result or that the hedge does not meet the hedge accounting requirements, although entered into applying the same rationale concerning mitigating market risk that occurs from changes in interest and foreign exchange rates.

When a hedge is classified as a fair value hedge, the change in the fair value of the hedge is recognized in the Consolidated Statements of Income along with the offsetting change in the fair value of the hedged item. When a hedge is classified as a cash flow hedge, any change in the fair value of the hedge is initially recorded in equity as a component of Other Comprehensive Income, (OCI), and reclassified into the Consolidated Statements of Income when the hedge transaction effects net earnings. There were no material reclassifications from OCI to the Consolidated Statements of Income in 2010 and, likewise, no material reclassifications are expected in 2011. Any ineffectiveness has been immaterial.

For further details on the Company's financial instruments, see Note 3.

Inventories

The cost of inventories is computed according to the first-in, first-out method (FIFO). Cost includes the cost of materials, direct labor and the applicable share of manufacturing overhead. Inventories are evaluated based on individual or, in some cases, groups of inventory items. Reserves are established to reduce the value of inventories to the lower of cost or market, with the market generally defined as net realizable value for finished goods and replacement cost for raw materials and work-in-process. Excess inventories are quantities of items that exceed anticipated sales or usage for a reasonable period. The Company has guidelines for calculating provisions for excess inventories based on the number of months of inventories on hand compared to anticipated sales or usage. Management uses its judgment to forecast sales or usage and to determine what constitutes a reasonable period. There can be no assurance that the amount ultimately realized for inventories will not be materially different than that assumed in the calculation of the reserves.

Property, Plant and Equipment

Property, Plant and Equipment are recorded at historical cost. Construction in progress generally involves short-term projects for which capitalized interest is not significant. The Company provides for depreciation of property, plant and equipment computed under the straight-line method over the assets' estimated useful lives. Depreciation on capital leases is recognized in the Consolidated Statements of Income over the shorter of the assets' expected life or the lease contract terms. Repairs and maintenance are expensed as incurred.

Goodwill and Other Intangible Assets

Goodwill represents the excess of the fair value of consideration transferred over the fair value of net assets of businesses acquired. Goodwill is not amortized, but is subject to at least an annual review for impairment. Other intangible assets, principally related to acquired technology and contractual relationships, are amortized over their useful lives which range from 3 to 25 years.

Impairment of Goodwill and Long-lived Assets

As of December 31, 2010 and 2009, the Company had recorded goodwill of approximately  $1.6 billion of which nearly all is associated with the reporting unit Airbag & Seatbelt Systems. Approximately  $1.2 billion is goodwill associated with the 1997 merger of Autoliv AB and the Automotive Safety Products Division of Morton International, Inc. The Company performs its annual impairment testing in the fourth quarter of each year. Impairment testing is required more often than annually if an event or circumstance indicates that an impairment, or decline in value, may have occurred. The impairment testing of goodwill is based on three different reporting units: 1) Airbag & Seatbelt Systems, 2) Active Safety Electronics and 3) Seat Sub-Systems.

In conducting its impairment testing, the Company compares the estimated fair value of each of its reporting units to the related carrying value of the reporting unit. If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is considered not to be impaired. If the carrying value of a reporting unit exceeds its estimated fair value, an impairment loss is measured and recognized.

The estimated fair market value of the reporting unit is determined by the discounted cash flow method taking into account expected long-term operating cash-flow performance. The Company discounts projected operating cash flows using its weighted average cost of capital, including a risk premium to adjust for market risk. The estimated fair value is based on automotive industry volume projections which are based on third-party and internally developed forecasts and discount rate assumptions. Significant assumptions include terminal growth rates, terminal operating margin rates, future capital expenditures and working capital requirements.

To supplement this analysis, the Company compares the market value of its equity, calculated by reference to the quoted market prices of its shares including control premium assumptions, to the book value of its equity.

There were no impairments of goodwill in 2008 through 2010.

The Company evaluates the carrying value of long-lived assets other than goodwill when indications of impairment are evident. Impairment testing is primarily done by using the cash flow method based on undiscounted future cash flows.

Insurance Deposits

The Company has entered into liability and recall insurance contracts to mitigate the risk of costs associated with product recalls. These are accounted for under the deposit method of accounting based on the existing contractual terms.

Warranties and Recalls

The Company records liabilities for product recalls when probable claims are identified and when it is possible to reasonably estimate costs. Recall costs are costs incurred when the customer decides to formally recall a product due to a known or suspected safety concern. Product recall costs typically include the cost of the product being replaced as well as the customer's cost of the recall, including labor to remove and replace the defective part.

Provisions for warranty claims are estimated based on prior experience, likely changes in performance of newer products and the mix and volume of products sold. The provisions are recorded on an accrual basis.

Restructuring provisions

The Company defines restructuring expense to include costs directly associated with rightsizing, exit or disposal activities.

Estimates of restructuring charges are based on information available at the time such charges are recorded. In general, management anticipates that restructuring activities will be completed within a timeframe such that significant changes to the exit plan are not likely. Due to inherent uncertainty involved in estimating restructuring expenses, actual amounts paid for such activities may differ from amounts initially estimated.

Pension Obligations

The Company provides for both defined contribution plans and defined benefit plans. A defined contribution plan generally specifies the periodic amount that the employer must contribute to the plan and how that amount will be allocated to the eligible employees who perform services during the same period. A defined benefit pension plan is one that contains pension benefit formulas, which generally determine the amount of pension benefit that each employee will receive for services performed during a specified period of employment.

The amount recognized as a defined benefit liability is the net total of projected benefit obligation (PBO) minus the fair value of plan assets (if any) (see Note 18). The plan assets are measured at fair value. The input to the fair value measurement of the plan assets is mainly quoted prices in active markets for identical assets.

Translation of Non-U.S. Subsidiaries

The balance sheets of subsidiaries with functional currency other than U.S. dollars are translated into U.S. dollars using year-end rates of exchange.

The statement of operations of these subsidiaries is translated into U.S. dollars at the average rates of exchange for the year. Translation differences are reflected in equity as a component of OCI.

Receivables and Liabilities in Non-Functional Currencies

Receivables and liabilities not denominated in functional currencies are converted at year-end rates of exchange. Net transaction gains/(losses), reflected in the Consolidated Statements of Income amounted to  $(9.1) million in 2010,  $(16.1) million in 2009 and  $7.4 million in 2008, and are recorded in operating income if they relate to operational receivables and liabilities or recorded in other financial items, net if they relate to financial receivables and liabilities.

Recently Issued Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06, "Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 requires disclosure of significant transfers between Level 1 and Level 2 of the fair value hierarchy beginning on January 1, 2010. ASU No. 2010-06 further requires entities to report, on a gross basis, activity in the Level 3 fair value measurement reconciliation beginning on January 1, 2011. The adoption of the 2010 provisions of ASU No. 2010-06 did not have a material impact on the Company's consolidated financial statements.

In June 2009, the FASB issued Statement of Financial Accounting Standards ("SFaS") No. 167, "Amendments to FASB interpretation 46(R) (FIN 46(R))," which has been codified as ASU No. 2009-17. ASU 2009-17 requires that the assessment of whether an entity has a controlling financial interest in a Variable Interest Entity (VIE) must be performed on an ongoing basis. ASU 2009-17 also requires that the assessment to determine if an entity has a controlling financial interest in a VIE must be qualitative in nature, and eliminates the quantitative assessment required in ASC 810. The adoption of ASU No. 2009-17 did not have an impact on the Company's consolidated financial statements.

In June 2009, the FASB issued SFAS No. 166, "Accounting for Transfers of Financial Assets—an Amendment of SFAS No. 140", which has been codified as ASU No. 2009-16. ASU No. 2009-16 eliminates the concept of a qualified special-purpose entity from GAAP. ASU No. 2009-16 also clarifies the language surrounding when a transferor of financial assets has surrendered control over the transferred financial assets. ASU No. 2009-16 establishes additional guidelines for the recognition of a sale related to the transfer of a portion of a financial asset, and requires that all transfers be measured at fair value. The adoption of ASU No. 2009-16 did not have a material impact on the Company's consolidated financial statements.

Reclassifications

Certain prior-year amounts have been reclassified to conform to current year presentation.

Business Combinations	12 Months Ended
Dec. 31, 2010
Business Combinations
Business Combinations

2. Business Combinations

Business combinations generally take place to either gain key technology or strengthen Autoliv's position in a certain geographical area or with a certain customer.

As of March 31, 2010, Autoliv acquired Delphi's Occupant Protection Systems (OPS) operations in Korea and China. The purchase price for this acquisition was  $73 million and this acquisition did not result in any goodwill. The assets and liabilities assumed from these businesses were included in the Company's consolidated financial statements as of March 31, 2010. The results from the operations have been included in the consolidated financial statements from April 1, 2010.

In December 2009, Autoliv acquired certain assets from Delphi in North America and Europe for the production of airbags, steering wheels and seat-belts. The purchase price and goodwill in connection with these acquisitions was  $34 million and  $1 million, respectively.

As of September 26, 2008, Autoliv acquired the automotive radar sensors business of Tyco Electronics Ltd. This radar sensor business was a "carve-out" of the Radio Frequency and Subsystems business unit within Tyco Electronics. The purchase price and goodwill in connection with this acquisition were  $42 million and  $21 million, respectively.

There is no goodwill that is expected to be deductible for tax purposes arising from these acquisitions.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair Value Measurements

3. Fair Value Measurements

Assets and liabilities measured at fair value on a recurring basis

The Company records derivatives at fair value. Any gains and losses on derivatives recorded at fair value are reflected in the Consolidated Statement of Income with the exception of cash flow hedges where an immaterial portion of the fair value is reflected in Other Comprehensive Income in the balance sheet. The degree of judgment utilized in measuring the fair value of the instruments generally correlates to the level of pricing observability. Pricing observability is impacted by a number of factors, including the type of asset or liability, whether the asset or liability has an established market and the characteristics specific to the transaction. Derivatives with readily active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of pricing observability and a lesser degree of judgment utilized in measuring fair value. Conversely, assets rarely traded or not quoted will generally have less, or no, pricing observability and a higher degree of judgment utilized in measuring fair value.

Under existing GAAP, there is a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring assets and liabilities at fair value. The three broad levels defined by the hierarchy are as follows:

Level 1 - Quoted prices are available in active markets for identical assets or liabilities as of the reported date.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reported date. The nature of these assets and liabilities include items for which quoted prices are available but traded less frequently, and items that are fair valued using other financial instruments, the parameters of which can be directly observed.

Level 3 - Assets and liabilities that have little to no pricing observability as of the reported date. These items do not have two-way markets and are measured using management's best estimate of fair value, where the inputs into the determination of fair value require significant management judgment or estimation.

The following table summarizes the valuation of the Company's derivatives by the above pricing observability levels:

	Total carrying amount in Consolidated Balance Sheet			Fair value measurement at December 31, using:
	December 31			2010			2009

DESCRIPTION	2010	2009	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Assets
Derivatives	$17.1	$17.3	—	$17.1	—	—	$17.3	—

Total Assets	$17.1	$17.3	—	$17.1	—	—	$17.3	—

Liabilities
Derivatives	$7.1	$13.1	—	$7.1	—	—	$13.1	—

Total Liabilities	$7.1	$13.1	—	$7.1	—	—	$13.1	—

The carrying value of cash and cash equivalents, accounts receivable, accounts payable, other current liabilities and short-term debt approximate their fair value because of the short term maturity of these instruments. The fair value of long-term debt is determined from quoted market prices as provided in the secondary market which was estimated using a discounted cash flow method based on the Company's current borrowing rates for similar types of financing without a quoted market price. The discount rates for all derivative contracts are based on bank deposit or swap interest rates. Credit risk has been considered when determining the discount rates used for the derivative contracts which when aggregated by counterparty are in a liability position. The fair value of derivatives is estimated using a discounted cash flow method based on quoted market prices.

The fair value and carrying value of debt is summarized in the table below. For further details on the Company's debt, see Note 12.

FAIR VALUE OF DEBT, DECEMBER 31

LONG TERM DEBT	Carrying value 1) 2010	Fair value 2010	Carrying value1) 2009	Fair value 2009

Commercial paper (reclassified)	$0.0	$0.0	$117.6	$117.6
U.S. Private placement	409.3	442.8	406.5	413.0
Medium-term notes	88.2	96.3	124.8	131.8
Notes2)	100.2	115.7	146.4	181.5
Other long-term debt	40.0	39.7	25.4	25.5

Total	$637.7	$694.5	$820.7	$869.4

Short-term debt
Overdrafts and other short-term debt	$29.7	$29.7	$54.1	$54.1
Short-term portion of long-term debt	57.4	57.4	264.5	264.5

Total	$87.1	$87.1	$318.6	$318.6

1)	Debt as reported in balance sheet.
2)	Issued as a part of the equity unit offering. (for further information see note 13).

The tables below present information about the Company's financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009. Although the Company is party to close-out netting agreements with most derivative counterparties, the fair values in the tables below and in the Consolidated Balance Sheets at December 31, 2010 and 2009, have been presented on a gross basis.

FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2010

DESCRIPTION	Nominal volume	Derivative asset	Derivative liability	Balance Sheet location

Derivatives designated as hedging instruments
Interest rate swaps, less than 9 years (fair value hedge)	$60.0	$9.3	$—	Other non-current asset

Total derivatives designated as hedging instruments	$60.0	$9.3	$—

Derivatives not designated as hedging instruments
Cross currency interest rate swaps, less than 1 year	$40.3	$3.7	$—	Other current assets
Foreign exchange swaps, less than 6 months	1,486.2	4.1	7.1	Other current assets/liabilities

Total derivatives not designated as hedging instruments	$1,526.5	$7.8	$7.1

Total derivatives	$1,586.5	$17.1	$7.1

FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

DESCRIPTION	Nominal volume	Derivative asset	Derivative liability	Balance Sheet location

Derivatives designated as hedging instruments
Cross currency interest rate swaps, less than 1 year (cash flow hedge)	$52.5	$2.3	$4.5	Other current assets/liabilities
Interest rate swaps, less than 10 years (fair value hedge)	60.0	6.5	–	Other non-current asset

Total derivatives designated as hedging instruments	$112.5	$8.8	$4.5

Derivatives not designated as hedging instruments
Cross currency interest rate swaps, less than 1 year	$20.3	$0.5	$–	Other current assets
Cross currency interest rate swaps, less than 2 years	40.3	1.1	–	Other non-current assets
Foreign exchange swaps, less than 6 months	1,379.3	6.9	8.6	Other current assets/liabilities

Total derivatives not designated as hedging instruments	$1,439.9	$8.5	$8.6

Total derivatives	$1,552.4	$17.3	$13.1

AMOUNT GAIN (LOSS) RECOGNIZED IN THE CONSOLIDATED STATEMENT OF INCOME JANUARY DECEMBER 2010

	Nominal volume		Other financial items, net	Interest expense	Interest income	Amount of gain (loss) recognized in OCI on derivative effective portion	Amount of gain (loss) reclassified from accumulated OCI into interest expense

Derivatives designated as hedging instruments
Cross currency interest rate swaps, less than 1 year (cash flow hedge)	$54.0	1)	$1.9	$–	$–	$–	$0.2
Interest rate swaps, less than 9 years (fair value hedge)	60.0	2)	–	2.8	–	–	–

Total derivatives designated as hedging instruments	$114.0	1)

1)	Cross currency interest rate swaps with a nominal value of $54 million have matured in 2010. 2) The hedged item related to the fair value hedge consists of a $60 million debt note which matures in 2019. The fair value change related to this note of $(2.8) million has increased interest expense during 2010 and thus fully offsets the $2.8 million fair value change related to the hedging instrument disclosed in the table above.

AMOUNT GAIN (LOSS) RECOGNIZED IN THE CONSOLIDATED STATEMENT OF INCOME JANUARY-DECEMBER 2009

	Nominal volume		Other financial items, net	Interest expense	Interest income	Amount of gain (loss) recognized in OCI on derivative effective portion	Amount of gain (loss) reclassified from accumulated OCI into interest expense

Derivatives designated as hedging instruments
Cross currency interest rate swaps, less than 1 year (cash flow hedge)	$52.5		$1.6	$—	$—	$(0.3)	$—
Interest rate swaps, less than 10 years (fair value hedge)	60.0	1)	—	(8.9)	—	—	—

Total derivatives designated as hedging instruments	$112.5

1)	The hedged item related to the fair value hedge consists of a $60 million debt note which matures in 2019. The fair value change related to this note of $8.9 million has decreased interest expense during 2009 and thus fully offsets the $(8.9) million fair value change related to the hedging instrument disclosed in the table above.

AMOUNT GAIN (LOSS) RECOGNIZED IN THE CONSOLIDATED STATEMENT OF INCOME JANUARY-DECEMBER

	Nominal volume		Other financial items, net		Interest expense		Interest income
	2010	2009	2010	2009	2010	2009	2010	2009

Derivatives not designated as hedging instruments
Cross currency interest rate swaps, less than 1 year	$40.3	$20.3	$2.0	$1.5	$0.2	$0.1	$—	$—
Cross currency interest rate swaps, less than 2 years	—	40.3	—	2.9	—	0.2	—	—
Foreign exchange swaps	1,486.2	1,379.3	(1.0)	20.2	(0.3)	(0.2)	—	—

Total derivatives not designated as hedging instruments	$1,526.5	$1,439.9

All amounts recognized in the Consolidated Statements of Income related to derivatives, not designated as hedging instruments, relate to economic hedges and thus have been materially offset by an opposite statements of income effect of the related financial liabilities or financial assets.

Assets and liabilities measured at fair value on a non-recurring basis

During 2010 and 2009, in connection with restructuring activities in North America, Europe and Asia, the Company recorded impairment charges on certain of its long-lived assets, mainly machinery and equipment (for further information, see Note 10 Restructuring and Other liabilities below). The impairment charges have reduced the carrying value of the assets to their fair value, as summarized in the table below.

FAIR VALUE MEASUREMENTS USING

DESCRIPTION	Fair value December 31, 2010	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total losses

Long-lived assets held for use /sale	$0.0	$—	$—	$0.0	$(1.0)

Total losses	$0.0	$—	$—	$0.0	$(1.0)

Machinery and equipment with a carrying amount of  $1.0 million was written down to its fair value of  $0.0 million, resulting in an impairment charge of  $1.0 million, which was included in the Consolidated Statements of Income for the year ended December 31, 2010. There will be no future identifiable cash flows related to this group of impaired assets.

DESCRIPTION	Fair value December 31, 2009	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total losses

Long-lived assets held for use /sale	$0.0	$–	$–	$0.0	$(5.3)

Total losses	$0.0	$–	$–	$0.0	$(5.3)

Machinery and equipment with a carrying amount of  $5.3 million was written down to its fair value of  $0.0 million, resulting in an impairment charge of  $5.3 million, which was included in the Consolidated Statements of Income for the year ended December 31, 2009. There will be no future identifiable cash flows related to this group of impaired assets.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

4. Income Taxes

INCOME (LOSS) BEFORE INCOME TAXES	2010	2009	2008

U.S.	$132.8	$(30.1)	$29.2
Non-U.S.	672.7	35.6	219.5

Total	$805.5	$5.5	$248.7

PROVISION FOR INCOME TAXES	2010	2009	2008

Current
U.S. federal	$60.9	$6.0	$16.8
Non-U.S.	120.0	47.8	69.7
U.S. state and local	11.3	1.5	2.1
Deferred
U.S. federal	(8.9)	0.1	1.2
Non-U.S.	28.2	(62.5)	(13.6)
U.S. state and local	(1.5)	0.0	0.1

Total income tax expense (benefit)	$210.0	$(7.1)	$76.3

EFFECTIVE INCOME TAX RATE	2010	2009	2008

U.S. federal income tax rate	35.0%	35.0%	35.0%
Net operating loss carry-forwards	(0.9)	(70.9)	(0.8)
Non-utilized operating losses	0.1	172.7	5.2
Foreign tax rate variances	(9.5)	(388.3)	(4.3)
State taxes, net of federal benefit	0.8	41.8	0.8
Earnings of equity investments	(0.2)	(21.8)	(0.5)
Tax credits	(3.3)	(398.2)	(10.7)
Changes in tax reserves	(0.4)	32.7	(0.4)
Accrual to return adjustments	0.0	(29.1)	0.9
Cost of double taxation	1.9	281.8	3.4
Withholding taxes	2.7	200.0	0.8
Other, net	(0.1)	15.2	1.3

Effective income tax rate	26.1%	(129.1)%	30.7%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. On December 31, 2010, the Company had net operating loss carry-forwards (NOL's) of approximately  $163 million, of which approximately  $126 million have no expiration date. The remaining losses expire on various dates through 2029. The Company also has  $2.7 million of U.S. Foreign Tax Credit carryforwards, which expire on various dates through 2019.

Valuation allowances have been established which partially offset the related deferred assets. The Company provides valuation allowances against potential future tax benefits when, in the opinion of management, based on the weight of available evidence, it is more likely than not that some portion of the deferred tax assets will not be realized. Such allowances are primarily provided against NOL's of companies that have perennially incurred losses, as well as the NOL's of companies that are start-up operations and have not established a pattern of profitability.

The Company benefits from "tax holidays" in certain of its subsidiaries, principally in China and Korea. These tax holidays typically take the form of reduced rates of tax on income for a period of several years following the establishment of an eligible company. These tax holidays have resulted in income tax savings of approximately  $18 million ( $0.20 per share) in 2010,  $12 million ( $0.14 per share) in 2009 and  $5 million ( $0.07 per share) in 2008. These special holiday rates are expected to be available for at least two more years, but have begun to be phased out at some subsidiaries.

The Company has reserves for income taxes that may become payable in future periods as a result of tax audits. These reserves represent the Company's best estimate of the potential liability for tax exposures. Inherent uncertainties exist in estimates of tax exposures due to changes in tax law, both legislated and concluded through the various jurisdictions' court systems. The Company files income tax returns in the United States federal jurisdiction, and various states and foreign jurisdictions.

At any given time, the Company is undergoing tax audits in several tax jurisdictions and covering multiple years. The Company is no longer subject to income tax examination by the U.S. Federal tax authorities for years prior to 2003. With few exceptions, the Company is also no longer subject to income tax examination by U.S. state or local tax authorities for tax years prior to 2003. In addition, with few exceptions, the Company is no longer subject to income tax examinations by non-U.S. tax authorities for years before 2003. The Internal Revenue Service (IRS) began an examination of the Company's 2003-2005 U.S. income tax returns in the second quarter of 2006. On March 31, 2009, the IRS field examination team issued an examination report in which the examination team proposed to increase the Company's U.S. taxable income due to alleged incorrect transfer pricing in transactions between a U.S. subsidiary and other subsidiaries during the period 2003 through 2005. The Company, after consultation with its tax counsel, filed a protest to the examination report to seek review of the examination report by the Appeals Office of the IRS. By letter dated June 1, 2010, the Appeals Office team assigned to review the examination report informed the Company that it had concluded that the IRS should withdraw all of the adjustments that would have increased the Company's taxable income due to alleged incorrect transfer pricing. Aspects of that decision are subject to review by the Appeals Technical Guidance Coordinator with responsibility for one of the principal transfer pricing issues that the examination report raised. In addition, the U.S. Congress Joint Committee on Taxation will review the proposed resolution in the context of its review of a tax refund the Company is claiming for this same period. The Company is not able to estimate when these reviews will be completed. In addition, the IRS began an examination of the Company's 2006-2008 U.S. income tax returns in the third quarter 2009. In addition, the Company is undergoing tax audits in several non-U.S. jurisdictions covering multiple years. As of December 31, 2010, as a result of those tax examinations, the Company is not aware of any material proposed income tax adjustments. The Company expects the completion of certain tax audits in the near term. If completed with satisfactory outcomes, which cannot be assured, it is reasonably possible that the completion of those audits and the determinations that could be made in other current audits would decrease by up to  $22 million the unrecognized tax benefits in some future period or periods. In addition, other audits could result in additional increases or decreases to the unrecognized tax benefits in some future period or periods.

The Company recognizes interest and potential penalties accrued related to unrecognized tax benefits in tax expense. As of January 1, 2010, the Company had recorded  $46.7 million for unrecognized tax benefits related to prior years, including  $9.6 million of accrued interest and penalties. During 2010, the Company recorded a net decrease of  $3.9 million to income tax reserves for unrecognized tax benefits based on tax positions related to the current and prior years and recorded a decrease of  $0.5 million for interest and penalties related to unrecognized tax benefits of prior years. The Company had  $9.1 million accrued for the payment of interest and penalties as of December 31, 2010. Of the total unrecognized tax benefits of  $42.3 million recorded at December 31, 2010,  $25.2 million is classified as current tax payable and  $17.1 million is classified as non-current tax payable on the Consolidated Balance Sheet. Substantially all of these reserves would impact the effective tax rate if released into income.

TABULAR PRESENTATION OF TAX BENEFITS UNRECOGNIZED	2010	2009	2008

Unrecognized tax benefits at beginning of year	$37.1	$34.1	$38.7
Gross amounts of increases and decreases:
Increases as a result of tax positions taken during a prior period	0.0	0.0	1.7
Decreases as a result of tax positions taken during a prior period	(0.0)	(0.5)	(0.5)
Increases as a result of tax positions taken during the current period	1.2	8.1	2.8
Decreases as a result of tax positions taken during the current period	0.0	0.0	0.0
Decreases relating to settlements with taxing authorities	(1.0)	(0.0)	(0.8)
Decreases resulting from the lapse of the applicable statute of limitations	(4.2)	(5.6)	(6.4)
Translation Difference	0.1	1.0	(1.4)

Total unrecognized tax benefits at end of year	$33.2	$37.1	$34.1

DEFERRED TAXES DECEMBER 31	2010	2009

Assets
Provisions	$91.1	$81.2
Costs capitalized for tax	8.0	5.2
Property, plant and equipment	47.5	46.4
Retirement Plans	58.2	51.3
Tax receivables, principally NOL's	62.4	101.9
Deferred tax assets before allowances	$267.2	$286.0
Valuation allowances	(30.1)	(54.2)

Total	$237.1	$231.8

Liabilities
Acquired intangibles	$(37.6)	$(41.5)
Statutory tax allowances	(2.2)	(2.0)
Insurance deposit	(7.2)	(9.1)
Distribution taxes	(32.0)	(9.5)
Other	(0.2)	(0.7)

Total	$(79.2)	$(62.8)

Net deferred tax asset	$157.9	$169.0

VALUATION ALLOWANCES AGAINST DEFERRED TAX ASSETS DECEMBER 31	2010	2009	2008

Allowances at beginning of year	$54.2	$37.6	$30.8
Benefits reserved current year	2.9	15.3	6.6
Benefits recognized current year	(33.5)	(3.7)	(1.2)
Write-offs and other changes	5.9	2.7	4.7
Translation difference	0.6	2.3	(3.3)

Allowances at end of year	$30.1	$54.2	$37.6

U.S. federal income taxes have not been provided on  $3.0 billion of undistributed earnings of non-U.S. operations, which are considered to be permanently reinvested. Most of these undistributed earnings are not subject to withholding taxes upon distribution to intermediate holding companies. However, when appropriate, the Company provides for the cost of such distribution taxes. the Company has determined that it is not practicable to calculate the deferred tax liability if the entire  $3.0 billion of earnings were to be distributed to the U.S.

Receivables	12 Months Ended
Dec. 31, 2010
Receivables
Receivables

5. Receivables

DECEMBER 31	2010	2009	2008

Receivables	$1,375.1	$1,061.8	$848.4
Allowance at beginning of year	(8.7)	(9.9)	(10.9)
Reversal of allowance	2.2	5.2	3.8
Addition to allowance	(2.1)	(7.2)	(9.5)
Write-off against allowance	0.9	3.5	5.5
Translation difference	0.2	(0.3)	1.2
Allowance at end of year	(7.5)	(8.7)	(9.9)

Total receivables, net of allowance	$1,367.6	$1,053.1	$838.5

Inventories	12 Months Ended
Dec. 31, 2010
Inventories
Inventories

6. Inventories

DECEMBER 31	2010	2009	2008

Raw material	$271.8	$243.2	$272.5
Work in progress	216.7	205.3	252.1
Finished products	154.8	125.3	148.5

Inventories	$643.3	$573.8	$673.1

Inventory reserve at beginning of year	$(84.8)	$(80.7)	$(69.4)
Reversal of reserve	8.1	6.9	4.9
Addition to reserve	(16.1)	(17.9)	(25.4)
Write-off against reserve	10.2	8.8	7.9
Translation difference	1.0	(1.9)	1.3

Inventory reserve at end of year	(81.6)	(84.8)	(80.7)

Total inventories, net of reserve	$561.7	$489.0	$592.4

Investments and Other Non-current Assets	12 Months Ended
Dec. 31, 2010
Investments and Other Non-current Assets
Investments and Other Non-current Assets

7. Investments and Other Non-current Assets

As of December 31, 2010, the Company had invested in four affiliated companies which it currently does not control, but in which it exercises significant influence over operations and financial position. These investments are accounted for under the equity method, which means that a proportional share of the affiliated company's net income increases the investment, and a proportional share of losses and payment of dividends decreases it. In the Consolidated Statements of Income, the proportional share of the affiliated company's net income (loss) is reported as "Equity in earnings of affiliates". The Company is applying deposit accounting for an insurance arrangement. For additional information on derivatives see Note 3.

In 2010, Shanghai-VOA Webbing Belt Co. Ltd., where the company owned 45%, was liquidated.

DECEMBER 31	2010	2009

Total investments in affiliated companies	$21.4	$25.3
Deferred income tax receivables	151.9	155.9
Derivative assets	9.3	7.6
Long-term interest bearing deposit (insurance arrangement)	22.6	27.6
Other non-current assets	22.9	19.1

Investments and other non-current assets	$228.1	$235.5

The most significant investments in affiliated companies and the respective percentage of ownership are:

COUNTRY	Ownership %	Company name

France	49%	EAK SA Composants pour L'Industrie Automobile
France	49%	EAK SNC Composants pour L'Industrie Automobile
Malaysia	49%	Autoliv-Hirotako Safety Sdn Bhd (parent and subsidiaries)
China	30%	Changchun Hongguang-Autoliv Vehicle Safety Systems Co. Ltd.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment
Property, Plant and Equipment

8. Property, Plant and Equipment

DECEMBER 31	2010	2009	Estimated life

Land and land improvements	$107.6	$97.9	n/a to 15
Machinery and equipment	2,751.3	2,720.6	3-8
Buildings	718.0	689.7	20-40
Construction in progress	125.3	73.1	n/a

Property, plant and equipment	$3,702.2	$3,581.3

Less accumulated depreciation	(2,676.4)	(2,539.5)

Net of depreciation	$1,025.8	$1,041.8

DEPRECIATION INCLUDED IN	2010	2009	2008

Cost of sales	$233.6	$252.4	$276.6
Selling, general and administrative expenses	8.7	15.4	20.2
Research, development and engineering expenses	21.4	23.4	26.5

Total	$263.7	$291.2	$323.3

Total fixed asset impairments in 2010 were  $1.0 million, of which all were associated with restructuring activities. Total fixed asset impairments in 2009 were  $5.3 million, of which all were associated with restructuring activities. Total impairments recognized in 2008 were  $12 million, of which  $8 million were associated with restructuring activities.

The net book value of machinery and equipment under capital lease contracts recorded as of December 31, 2010 and 2009, amounted to  $1.6 million and  $1.2 million, respectively. The net book value of buildings and land under capital lease contracts recorded as of December 31, 2010 and 2009, amounted to  $3.7 and  $5.1 million, respectively.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets
Goodwill and Intangible Assets

9. Goodwill and Intangible Assets

UNAMORTIZED INTANGIBLES	2010	2009

Goodwill
Carrying amount at beginning of year	$1,614.4	$1,607.8
Acquisitions and purchase price adjustments	1.5	—
Translation differences	(3.6)	6.6

Carrying amount at end of year	$1,612.3	$1,614.4

AMORTIZED INTANGIBLES	2010	2009

Gross carrying amount	$379.0	$367.0
Accumulated amortization	(269.3)	(252.7)

Carrying value	$109.7	$114.3

No significant impairments were recognized during 2010, 2009 or 2008.

At December 31, 2010, goodwill assets include  $1.2 billion associated with the 1997 merger of Autoliv AB and the automotive Safety Products Division of Morton international, Inc.

The increase in the gross carrying amount of the intangible assets is primarily due to acquired patents included in the Delphi acquisition. The aggregate amortization expense on intangible assets was  $18.0 million in 2010,  $23.1 million in 2009, and  $23.6 million in 2008. The estimated amortization expense is as follows (in millions): 2011:  $14.5; 2012:  $15.1; 2013  $13.7, 2014:  $11.6 and 2015:  $8.4.

Restructuring and Other Liabilities	12 Months Ended
Dec. 31, 2010
Restructuring and Other Liabilities
Restructuring and Other Liabilities

10. Restructuring and Other Liabilities

Restructuring

Restructuring provisions are made on a case by case basis and primarily include severance costs incurred in connection with headcount reductions and plant consolidations. The Company expects to finance restructuring programs over the next several years through cash generated from its ongoing operations or through cash available under existing credit facilities. The Company does not expect that the execution of these programs will have an adverse impact on its liquidity position. The tables below summarize the change in the balance sheet position of the restructuring reserves from December 31, 2007 to December 31, 2010.

2010

In 2010, the employee-related restructuring provisions, made on a case-by-case basis, relate mainly to headcount reductions throughout Europe. Reversals in 2010 mainly relate to restructuring reserves in North America and Europe and were due to capacity reduction that was not as severe as originally communicated. The cash payments mainly relate to high-cost countries in Europe and in Australia. The changes in the employee-related reserves have been charged against Other income (expense), net in the Consolidated Statements of income. Impairment charges mainly relate to machinery and equipment impaired in connection with restructuring activities in Australia and Japan. The fixed asset impairments have been charged against Cost of sales in the Consolidated Statements of income. The table below summarizes the change in the balance sheet position of the restructuring reserves from December 31, 2009 to December 31, 2010.

	December 31 2009	Provision/ Charge	Provision/ Reversal	Cash payments	Non-cash	Translation difference	December 31 2010

Restructuring employee-related	$100.1	$30.3	$(10.2)	$(66.1)	$—	$(5.7)	$48.4
Fixed asset impairment	—	1.0	—	—	(1.0)	—	—
Other	0.2	0.2	—	(0.2)	—	—	0.2

Total reserve	$100.3	$31.5	$(10.2)	$(66.3)	$(1.0)	$(5.7)	$48.6

2009

In 2009, the employee-related restructuring provisions, made on a case-by-case basis, relate mainly to headcount reductions throughout North America, South America, Europe, Japan and Australia. Reversals in 2009 mainly relate to 2008 restructuring reserves in North America and Europe and were due to customer program cancellations which were not as severe as originally communicated and final settlement of employee-related amounts were less than initial restructuring plan estimates. The cash payments mainly relate to high-cost countries in North America, Europe and in Japan. The changes in the employee-related reserves have been charged against Other income (expense), net in the Consolidated Statements of income. Impairment charges mainly relate to machinery and equipment impaired in connection with restructuring activities in North America. The fixed asset impairments have been charged against Cost of sales in the Consolidated Statements of income. The table below summarizes the change in the balance sheet position of the restructuring reserves from December 31, 2008 to December 31, 2009.

	December 31 2008	Provision/ Charge	Provision/ Reversal	Cash payments	Non-cash	Translation difference	December 31 2009

Restructuring employee-related	$55.3	$133.6	$(5.7)	$(85.1)	$—	$2.0	$100.1
Fixed asset impairment	—	5.3	—	—	(5.3)	—	—
Other	0.4	—	—	(0.2)	—	—	0.2

Total reserve	$55.7	$138.9	$(5.7)	$(85.3)	$(5.3)	$2.0	$100.3

Action Program

The action program initiated in July 2008 (the action Program), as discussed below, was finalized as of December 31, 2008 and the remaining reserves at the end of 2008 were substantially paid during 2009. The Company has not initiated additional restructuring activities under this comprehensive program. From January 2009 and onwards new provisions for restructuring activities have been made on a case by case basis.

The table above includes the cash payments and remaining reserves associated with the Action Program and such payments and remaining reserves are also separately disclosed in the table below.

	December 31 2008	Provision/ Charge	Provision/ Reversal	Cash payments	Non-cash	Translation difference	December 31 2009

Restructuring employee-related	$46.4	$—	$(3.8)	$(35.4)	$—	$0.1	$7.3
Other	0.2	—	—	(0.2)	—	—	—

Total reserve	$46.6	$—	$(3.8)	$(35.6)	$—	$0.1	$7.3

2008

In 2008, the employee-related restructuring provisions relate mainly to head-count reductions throughout North America and Europe and are primarily associated with the Action Program referred to below. The cash payments mainly relate to high-cost countries in North America and Europe. The changes in the employee-related reserves have been charged against other income (expense), net in the Consolidated Statements of Income. Impairment charges mainly relate to machinery and equipment impaired in connection with the Action Program activities in North America and Europe. The fixed asset impairments have been charged against Cost of sales in the Consolidated Statements of Income. The table below summarizes the change in the balance sheet position of the restructuring reserves from December 31, 2007 to December 31, 2008.

	December 31 2007	Provision/ Charge	Acquisitions	Cash payments	Non-cash	Translation difference	December 31 2008

Restructuring employee-related	$16.8	$71.6	$1.1	$(31.3)	$—	$(2.9)	$55.3
Fixed asset impairment	—	8.0	—	—	(8.0)	—	—
Other	—	0.4	—	—	—	—	0.4

Total reserve	$16.8	$80.0	$1.1	$(31.3)	$(8.0)	$(2.9)	$55.7

Action Program

In July 2008, the Company announced that it was developing the Action Program to mitigate the effects of both accelerating production cuts by customers and increasing costs for raw materials. The main items in the program are adjustment of manufacturing capacity, including plant closures, due to lower expected vehicle production, accelerated move of sourcing to low-cost countries, consolidation of supplier base and standardization of products and reductions in overhead costs, including consolidation of technical centers. The pre-tax cost for this program was estimated to be  $75 million which approximates the actual costs incurred.

The previous table includes the activity and remaining reserves associated with the Action Program, which are also separately disclosed in the table below.

	December 31 2007	Provision/ Charge	Cash payments	Non-cash	Translation difference	December 31 2008

Restructuring employee-related	$—	$65.8	$(16.9)	$—	$(2.5)	$46.4
Fixed asset impairment	—	8.0	—	(8.0)	—	—
Other	—	0.2	—	—	—	0.2

Total reserve	$—	$74.0	$(16.9)	$(8.0)	$(2.5)	$46.6

Product Related Liabilities	12 Months Ended
Dec. 31, 2010
Product Related Liabilities
Product Related Liabilities

11. Product Related Liabilities

Autoliv is exposed to product liability and warranty claims in the event that the Company's products fail to perform as expected and such failure results, or is alleged to result, in bodily injury, and/or property damage or other loss. The Company has reserves for product risks. Such reserves are related to product performance issues including recall, product liability and warranty issues.

The Company records liabilities for product-related risks when probable claims are identified and when it is possible to reasonably estimate costs. Provisions for warranty claims are estimated based on prior experience, likely changes in performance of newer products, and the mix and volume of the products sold. the provisions are recorded on an accrual basis.

The increase in reserve in 2010 mainly relates to recalls. The increase in the reserve in 2009 mainly relates to warranties.

Cash payments have been made mainly for warranty related issues in connection with a variety of different products and customers for both 2009 and 2010.

The table below summarizes the change in the balance sheet position of the product-related liabilities.

DECEMBER 31	2010	2009	2008

Reserve at beginning of the year	$30.6	$16.7	18.8
Change in reserve	25.4	23.5	9.0
Cash payments	(17.0)	(10.1)	(10.8)
Translation difference	0.2	0.5	(0.3)

Reserve at end of the year	$39.2	$30.6	$16.7

Debt and Credit Agreements	12 Months Ended
Dec. 31, 2010
Debt and Credit Agreements
Debt and Credit Agreements

12. Debt and Credit Agreements

As part of its debt management, the Company enters into derivatives to achieve economically effective hedges and to minimize the cost of its funding. In this note, short-term debt and long-term debt are discussed including Debt-Related Derivatives (DRD), i.e. debt including fair market value adjustments from hedges. The Debt Profile table also shows debt excluding DRD, i.e. reconciled to debt as reported in the balance sheet.

Short-Term Debt

Short-term debt including DRD has been reduced from  $322 million at year-end 2009 to  $86 million at December 31, 2010 as a result of the strong cash flow. Of the 2010 amount,  $57 million relates to the short-term portion of long-term debt. This consists mainly of a floating-rate medium-term note of SEK 300 million which has been swapped into  $40 million, carrying floating interest rates at LIBOR + 1.2%. The remaining short-term portion of long-term loans are loans and financing at subsidiary level, primarily  $8 million of loans in Japan carrying interest rates of 1.6% and  $7 million of loans in Brazil carrying interest rates of 4.5%.

The Company's subsidiaries also have credit agreements principally in the form of overdraft facilities, with a number of local banks. Total available short-term facilities, as of December 31, 2010, excluding commercial paper facilities as described below, amounted to  $401 million, of which  $29 million was utilized. The aggregate amount of unused short-term lines of credit at December 31, 2010, was  $372 million. The weighted average interest rate on total short-term debt outstanding at December 31, 2010 and 2009 was 2.2% and 3.4%, respectively.

Long-Term Debt Outstanding Loans

Following the sharp reduction of debt in 2009 and 2010, Autoliv did not issue any substantial new debt during 2010 despite the continued improvement in credit margins for the Company. Instead, during May and June 2010, Autoliv conducted a number of accelerated equity unit transactions (see note 13 for more details) which reduced long-term debt by  $54 million and the net carrying amount of the remaining equity units to  $100 million at December 31, 2010. The notes related to the equity units were issued at a discount (in March 2009) and, after considering the repurchases made in 2010, they will have a carrying amount of  $106 million at their repricing date in the first quarter of 2012. The remaining unamortized discount was  $6 million at December 31, 2010. In addition, an interest coupon of 8% is paid on the notes of the equity units until the repricing. The effective interest rate on these notes including cash coupon and amortization is 15% until repricing. In 2010, total interest cost for the equity units was  $18 million and  $12 million has been reported as a loss on debt extinguishment in conjunction with the accelerated equity unit exchange.

In November 2007, Autoliv ASP Inc. a wholly owned subsidiary of the Company, issued  $400 million of senior notes guaranteed by the Company in a private placement. The notes consist of four tranches of varying sizes, maturing 2012, 2014, 2017 and 2019, respectively, which all carried fixed interest rates between 5.6% and 6.2%. The Company entered into swap arrangements with respect to the proceeds of the notes offering, some of which were cancelled in 2008 resulting in a mark-to-market gain. This gain is amortized through interest expense over the life of the respective notes.

As of December 31, 2010, only one interest rate swap with nominal value of  $60 million remains outstanding. Consequently,  $340 million of the notes carry fixed interest rates varying between 4.6% and 5.8%, when including the amortization of the cancelled swaps, while  $60 million carry floating interest rates at three-month LIBOR + 1.0%.

The remaining other long-term debt of  $128 million, consisted primarily of a SEK 600 million note which is swapped into  $88 million and carries a floating interest rate of STIBOR + 3.9%, a  $21 million equivalent loan borrowed from the Brazilian Development Bank by Autoliv do Brazil Ltda. (a wholly-owned subsidiary) which carries an interest rate of 4.5% and matures in 2013 and  $16 million equivalent of loans borrowed from Japanese Banks by Autoliv KK (a wholly-owned subsidiary) which carry interest rates of 1.6% and mature between 2012 and 2015. The Company is not subject to any financial covenants, i.e. performance related restrictions in any of its significant long-term borrowings or commitments.

Long-Term Debt Loan Facilities

While outstanding debt has decreased substantially in 2010, long-term commitments and back-up facilities have been increased during the year. In June 2010, Autoliv AB, (a wholly-owned subsidiary) signed agreements for two new revolving credit facilities of SEK 2.0 billion (approx.  $294 million) and €155 million (approx.  $205 million). The SEK 2.0 billion facility is entered into with Nordea and matures in June 2017. The Company pays a commitment fee for this facility of 0.63%. The €155 million facility is entered into with Swedish Export Credit Corporation and SEB and matures in June 2015. The Company pays a commitment fee for this facility of 0.58%. EKN, the Swedish Export Credits Guarantee Board, has guaranteed each of these facilities up to 75%. In addition to these facilities, the Company maintains a revolving credit facility of  $1,100 million, which is syndicated among 14 banks and matures in November 2012. The Company pays a commitment fee of 0.07% (given the rating of BBB+ from Standard & Poor's at December 31, 2010). Borrowings under all of these facilities are unsecured and bear interest based on the relevant LIBOR or IBOR rate. None of these facilities were utilized at year-end 2010. The commitments are available for general corporate purposes. Borrowings are prepayable at any time and are due at the respective expiration date.

In 2009, Autoliv AB received an 18-month irrevocable loan commitment from the European Investment Bank (EIB) of €225 million (approx.  $300 million) under which loans with an average maturity of up to 7.5 years and a final maturity up to 10 years are available. Loans under the commitment were originally agreed to carry interest rates of EIB's cost of funds plus 1.8%. In November 2010, EIB agreed to reduce the interest rates to EIB's cost of funds plus 1.2%. There is no commitment fee to be paid for this arrangement. No loans were outstanding under this commitment at December 31, 2010. The commitment will expire in June 2011 if loans are not drawn at that time.

As a result of these agreements Autoliv has a total of  $1.9 billion of unutilized long-term debt facilities or commitments available.

The Company has two commercial paper programs: one SEK 7 billion (approx.  $1,050 million) Swedish program and one  $1,000 million U.S. program. Due to the strong cash flow generation in 2010, both programs were unutilized at year-end. When notes have been outstanding under these programs, all of the notes have been classified as long-term debt because the Company has the ability and intent to refinance these borrowings on a long-term basis either through continued commercial paper borrowings or utilization of the long-term credit facilities described above.

In the Company's financial operations, credit risk arises in connection with cash deposits with banks and when entering into forward exchange agreements, swap contracts or other financial instruments. In order to reduce this risk, deposits and financial instruments are only entered with a limited number of banks up to a calculated risk amount of  $75 million per bank. The policy of the Company is to work with banks that have a high credit rating and that participate in the Company's financing. In addition to this, deposits can be placed in U.S. and Swedish government paper as well as up to  $500 million in certain AAA-rated money market funds. At year end 2010, the Company had  $417 million in money market funds and nil in government papers.

The table on the following page shows debt maturity as cash flow in the upper part which is reconciled with reported debt in the last row. For a description of hedging instruments used as part of debt management, see the Financial Instruments section of Note 1 and Note 3.

Debt Profile

PRINCIPAL AMOUNT BY EXPECTED MATURITY	2011	2012		2013	2014	2015	Thereafter	Total long-term	Total

US private placement notes (incl. DRD1)) (Weighted average interest rate 4.8%)2)	$—	$110.0		$—	$125.0	$—	$165.0	$400.0	$400.0
Overdraft/Other short-term debt (Weighted average interest rate 2.2%)	28.9	—		—	—	—	—	—	28.9
Notes issued as a part of Equity units (interest rate 15%)3)	—	100.2	4)	—	—	—	—	100.2	100.2
Medium-term notes (incl. DRD1)) (Weighted average interest rate 4.2%)	40.4	—		—	88.2	—	—	88.2	128.6
Other long-term loans, incl. current portion 5) (Weighted average interest rate 3.0%)	17.1	25.3		10.9	2.5	1.3	—	40.0	57.1
Total debt as cash flow, (incl. DRD1))	$86.4	$235.5		$10.9	$215.7	$1.3	$165.0	$628.4	$714.8
DRD adjustment	0.7	—		—	—	—	9.3	9.3	10.0

Total debt as reported	$87.1	$235.5		$10.9	$215.7	$1.3	$174.3	$637.7	$724.8

1)	Debt Related as Derivatives (DRD), i.e. the fair market value adjustments associated with hedging instruments as adjustments to the carrying value of the underlying debt. 2) Interest rates will change as roll-overs occur prior to final maturity. 3) The effective interest rate on the notes including cash coupon and amortization is 15% until repricing. 4) Repricing in 2012, final maturity in 2014. 5) Primarily loans from Brazilian banks in BRL and loans from Japanese banks in JPY.

Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Shareholders' Equity
Shareholders' Equity

13. Shareholders' Equity

The number of shares outstanding as of December 31, 2010 was 88,963,415.

DIVIDENDS	2010	2009	2008

Cash dividend paid per share	$0.65	$0.21	$1.60
Cash dividend declared per share	$1.05	$—	$1.42

OTHER COMPREHENSIVE INCOME / ENDING BALANCE	2010	2009	2008

Cumulative translation adjustments	$81.0	$110.6	$92.6
Net gain/loss of cash flow hedge derivatives	0.0	(0.2)	0.1
Net pension liability	(44.6)	(36.1)	(38.4)
Total (ending balance)	$36.4	$74.3	$54.3
Deferred taxes on cash flow hedge derivatives	$0.0	$0.0	$0.0
Deferred taxes on the pension liability	$25.0	$20.8	$23.4

The components of Other Comprehensive Income are net of any related income tax effects.

Equity and Equity Units Offering

On March 30, 2009, the Company sold, in an underwritten registered public offering, approximately 14.7 million common shares from treasury stock and 6.6 million equity units (the Equity Units), listed on the NYSE as Corporate Units, for an aggregate stated amount and public offering price of  $235 million and  $165 million, respectively. "Equity Units" is a term that describes a security that is either a Corporate Unit or a Treasury Unit, depending upon what type of note is used by the holder to secure the forward purchase contract (either a Note or a Treasury Security, as described below). The Equity Units initially consisted of a Corporate Unit which is (i) a forward purchase contract obligating the holder to purchase from the Company for a price in cash of  $25, on the purchase contract settlement date of April 30, 2012, subject to early settlement in accordance with the terms of the Purchase Contract and Pledge Agreement, a certain number (at the Settlement Rate outlined in the Purchase Contract and Pledge Agreement) of shares of Common Stock; and (ii) a 1/40, or 2.5%, undivided beneficial ownership interest in a  $1,000 principal amount of the Company's 8% senior notes due 2014 (the Senior Notes).

The Settlement Rate is based on the applicable market value of the Company's common stock on the settlement date. The minimum and maximum number of shares to be issued under the purchase contracts is 5.7 million, if the Autoliv share price is  $19.20 or higher, and 6.8 million, if the price is  $16.00 or less, giving effect to the dividend paid in the third and fourth quarters 2010, totalling  $57.7 million, and the exchange of Equity Units discussed below.

The Notes will be remarketed between January 12, 2012 and March 31, 2012 whereby the interest rate on the Senior Notes will be reset and certain other terms of the Senior Notes may be modified in order to generate sufficient re-marketing proceeds to satisfy the Equity Unit holders' obligations under the purchase contract. If the Senior Notes are not successfully remarketed, then a put right of holders of the notes will be automatically exercised unless such holders (a) notify the Company of their intent to settle their obligations under the purchase contracts in cash, and (b) deliver  $25 in cash per purchase contract, by the applicable dates specified by the purchase contracts. Following such exercise and settlement, the Equity Unit holders' obligations to purchase shares of Common Stock under the purchase contracts will be satisfied in full, and the Company will deliver the shares of Common Stock to such holders.

The Company allocated proceeds received upon issuance of the Equity Units based on relative fair values at the time of issuance. The fair value of the purchase contract at issuance was  $3.75 and the fair value of the note was  $21.25. The discount on the notes is amortized using the effective interest rate method. Accordingly, the difference between the stated rate (i.e. cash payments of interest) and the effective interest rate is credited to the value of the notes. Thus, at the end of the three years, the notes will be stated on the balance sheet at their face amount. The Company allocated 1% of the 6% of underwriting commissions paid to the debt as deferred charges based on commissions paid for similar debt issuances, but including factors for market conditions at the time of the offering and the Company's credit rating. The deferred charges are being amortized over the life of the note (until remarketing day) using the effective interest rate method. The remaining underwriting commissions (5%) were allocated to the equity forward and recorded as a reduction to paid-in capital.

In May and early June 2010, pursuant to separately negotiated exchange agreements with holders representing an aggregate of 2.3 million Equity units, the Company issued an aggregate of 3.1 million shares of Autoliv's common stock from the treasury and paid an aggregate of  $7.4 million in cash to these holders in exchange for their Equity units. While the remaining aggregate interest coupons for each Equity unit amounts to  $4, the average cost in these transactions was  $3.14 per unit, a discount of 22%. Each of the separately negotiated exchanges is exempt from the registration requirements of the Securities act of 1933, as amended, pursuant to Section 3(a)(9) thereof. Following the exchanges, 4,250,920 Equity units remain outstanding.

As a result of these transactions, the Company recognized approximately  $12 million as a loss on debt extinguishment within its Consolidated Statements of income for the year ended December 31, 2010. the repurchases of the equity units increased total Equity by  $57 million.

Share Repurchase Program

	2010	2009	2008

Shares repurchased (shares in millions)	—	—	3.7
Cash paid for shares	n/a	n/a	$173.5

In total, Autoliv has repurchased 34.3 million shares since May 2000 for cash of  $1,473.2 million, including commissions. of the total amount of repurchased shares, 14.7 million shares were utilized for the equity offering in 2009, 3.1 million shares were utilized for the repurchase of equity units in second quarter of 2010, and 2.7 million shares were utilized by the Stock incentive Plan whereof 0.8 million, 0.1 million and 0.2 million were utilized during 2010, 2009 and 2008, respectively. at December 31, 2010, 13.8 million of the repurchased shares remain in treasury stock, of which 5.7-6.8 million shares will be used, on April 30, 2012, for the settlement of the purchase contract component of the equity units.

In 2007, the Board of Directors approved an expansion of the Company's existing Stock Repurchase Program. under this mandate, another 3,188,045 Autoliv shares may be repurchased.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information
Supplemental Cash Flow Information

14. Supplemental Cash Flow Information

The Company's acquisitions of businesses, net of cash acquired were as follows:

	2010	2009	2008

Acquisitions/Divestitures:
Fair value of assets acquired excluding cash	$(133.9)	$(47.1)	$(44.4)
Fair value of non-controlling interests	4.2	—	—
Liabilities assumed	52.3	10.8	1.9

Acquisition of businesses, net of cash acquired	$(77.4)	$(36.3)	$(42.5)

Payments for interest and income taxes were as follows:

	2010	2009	2008

Interest	$63	$74	$58
Income taxes	$149	$31	$113

Stock Incentive Plan	12 Months Ended
Dec. 31, 2010
Stock Incentive Plan
Stock Incentive Plan

15. Stock Incentive Plan

Under the amended and restated Autoliv, Inc. 1997 Stock Incentive Plan (the Plan) adopted by the Shareholders, awards have been made to selected executive officers of the Company and other key employees in the form of stock options and Restricted Stock Units (RSUs). All stock options are granted for 10-year terms, have an exercise price equal to the fair market value of the share at the date of grant, and become exercisable after one year of continued employment following the grant date. Each RSU represents a promise to transfer one of the Company's shares to the employee after three years of service following the date of grant or upon retirement, whichever is earlier. The source of the shares issued upon share option exercise or lapse of RSU service period is generally from treasury shares. The Plan provides for the issuance of up to 9,585,055 common shares for awards. At December 31, 2010, 4,919,225 of these shares have been issued for awards. For stock options and RSUs outstanding and options exercisable at year end, see below.

The fair value of the RSUs is calculated as the fair value of the shares at the RSU grant date. The grant date fair value for RSUs granted in 2007, 2006 and 2005 (vested in 2010, 2009 and 2008) was  $5.8 million,  $4.8 million and  $4.7 million, respectively. The aggregate intrinsic value for RSU's outstanding at December 31, 2010 was  $28.5 million.

The weighted average fair value of stock options granted during 2010, 2009 and 2008 was estimated at  $13.67,  $3.93 and  $9.65 per share, respectively, using the Black-Scholes option-pricing model based on the following assumptions:

	2010	2009	2008

Risk-free interest rate	2.5%	2.0%	3.0%
Dividend yield	2.2%	2.3%	2.8%
Expected life in years	4.1	4.1	5.5
Expected volatility	42.0%	34.0%	23.0%

The Company uses historical exercise data for determining the expected life assumption. Prior to 2009, the Company used the simplified method for determining the expected life assumption. This change in estimate did not have a material effect on the weighted average fair value of the stock options granted during 2010 and 2009. Expected volatility is based on historical volatility.

The total stock (RSUs and stock options) compensation cost recognized in the Consolidated Statements of Income for 2010, 2009 and 2008 was  $6.9 million,  $6.2 million and  $6.5 million, respectively.

The total compensation cost related to non-vested awards not yet recognized is  $4.4 million for RSUs and the weighted average period over which this cost is expected to be recognized is approximately two years. There is no significant compensation cost not yet recognized for stock options.

Information on the number of RSUs and stock options related to the Plan during the period 2008 to 2010 is as follows:

RSUs	2010	2009	2008

Outstanding at beginning of year	351,659	234,259	245,533
Granted	102,120	201,766	87,416
Shares issued	(83,243)	(70,364)	(79,062)
Cancelled/Forfeited/Expired	(9,608)	(14,002)	(19,628)

Outstanding at end of year	360,928	351,659	234,259

STOCK OPTIONS	Number of options	Weighted average exercise price

Outstanding at Dec 31, 2007	1,145,912	$41.55
Granted	262,200	51.52
Exercised	(128,375)	25.26
Cancelled/Forfeited/Expired	(65,760)	48.44
Outstanding at Dec 31, 2008	1,213,977	$45.05
Granted	605,300	16.31
Exercised	(36,085)	18.12
Cancelled/Forfeited/Expired	(196,574)	39.31
Outstanding at Dec 31, 2009	1,586,618	$35.41
Granted	303,960	44.80
Exercised	(717,837)	30.90
Cancelled/Forfeited/Expired	(16,775)	53.96
Outstanding at Dec 31, 2010	1,155,966	$40.31

OPTIONS EXERCISABLE

At December 31, 2008	955,852	$43.30
At December 31, 2009	1,003,818	$46.50
At December 31, 2010	854,056	$38.73

The following summarizes information about stock options outstanding and exercisable on December 31, 2010:

RANGE OF EXERCISE PRICES	Number outstanding	Remaining contract life (in years)	Weighted average exercise price

$16.31 - $19.96	275,648	6.21	$16.93
$21.36 - $29.37	38,425	2.00	21.36
$31.07 - $38.43	0	–	–
$40.26 - $49.60	547,543	6.87	45.53
$51.67 - $59.01	294,350	6.72	54.97

	1,155,966	6.51	$40.31

RANGE OF EXERCISE PRICES	Number exercisable	Remaining contract life (in years)	Weighted average exercise price

$16.31 - $19.96	275,648	6.21	$16.93
$21.36 - $29.37	38,425	2.00	21.36
$31.07 - $38.43	0	–	–
$40.26 - $49.60	249,633	4.16	46.53
$51.67 - $59.01	290,350	6.69	55.01

	854,056	5.58	$38.73

The total aggregate intrinsic value, which is the difference between the exercise price and  $78.94 (closing price per share at December 31, 2010), for all "in the money" stock options outstanding and exercisable was  $44.7 million and  $34.3 million, respectively.

Contingent Liabilities	12 Months Ended
Dec. 31, 2010
Contingent Liabilities
Contingent Liabilities

16. Contingent Liabilities

Legal Proceedings

Various claims, lawsuits and proceedings are pending or threatened against the Company or its subsidiaries, covering a range of matters that arise in the ordinary course of its business activities with respect to commercial, product liability and other matters. For pending tax issues refer to Note 4.

Litigation is subject to many uncertainties, and the outcome of any litigation cannot be assured. After discussions with counsel, it is the opinion of management that the various lawsuits to which the Company currently is a party will not have a material adverse impact on the consolidated financial position of Autoliv, but the Company cannot guarantee that it will not experience having a material adverse effect litigation.

In 1997, Autoliv AB (a wholly-owned subsidiary of Autoliv, Inc.) acquired Marling Industries plc ("Marling"). At that time, Marling was involved in a litigation relating to the sale in 1992 of a French subsidiary. The plaintiff sought damages of €40 million (approximately  $53 million) claiming that Marling and another entity then part of the Marling group, had failed to disclose certain facts in connection with the 1992 sale and that such failure was the proximate cause of losses in the amount of the damages sought. In May 2006, a French court ruled that Marling (now named Autoliv Holding Limited) and the other entity had failed to disclose certain facts in connection with the 1992 sale and appointed an expert to assess the losses. Autoliv appealed the May 2006 decision. During the fourth quarter of 2010, settlement discussions resulted in Autoliv agreeing to pay an immaterial amount in exchange for a release from all liability in this matter.

In August 2010, Takata-Petri AG ("Takata-Petri") filed a complaint against Autoliv, ASP ("ASP"), a wholly-owned subsidiary of Autoliv, alleging that ASP supplied defective inflators to Takata-Petri and sought damages in the amount of €18.5 million (approximately  $24 million). Takata-Petri had used the inflators in a driver airbag module designed and sold by Takata-Petri to a vehicle manufacturer ("OEM"). The OEM installed Takata-Petri's airbag module in a vehicle that the OEM subsequently recalled due to the vehicle's failure to meet all relevant specifications. ASP rejected the claim. During the fourth quarter of 2010, Takata withdrew its claim.

In 2009, Autoliv initiated a "voluntary closure due to economical reasons" of its Normandy Precision Components (NPC) plant located in France. Employment contracts of fourteen "protected employees" (i.e., union representatives) may under French law be terminated only with the approval of the authorities. Such approval has been refused for six of the fourteen protected employees, and those six employees are seeking continued employment and other benefits for (at least) the duration of their tenure as union representatives, which may be several years. In parallel, most of the other former NPC-employees filed a claim in a French court in September 2010, alleging damages for "unfair dismissal" in an aggregate amount of €11 million (approximately  $15 million). While we intend to vigorously defend against these actions, the outcome of this legal dispute is difficult to predict and any reserves may not be sufficient to cover any associated expense, since French labor law is complex and grants significant discretionary authority to French courts.

On April 19, 2010, SEVA Technologies SA ("SEVA") initiated actions against several employees and wholly-owned subsidiaries of Autoliv, Inc. In the actions, SEVA alleges that following preliminary discussions with SEVA starting in 2006, Autoliv's subsidiaries misappropriated SEVA's confidential information disclosed to such subsidiaries under a non-disclosure agreement and used such information to obtain a patent. SEVA is principally seeking to have SEVA declared the owner of the patent and certain former SEVA employees declared the inventors of the patent. SEVA has also indicated that it may seek damages of €22 million (approximately  $29 million). Autoliv rejected the claims, intends to vigorously defend itself against the same and has made no provisions for any expenses relating thereto.

On February 8, 2011, Autoliv ASP Inc., a Company subsidiary, received a grand jury subpoena from the Antitrust Division of the United States Department of Justice ("DOJ") requesting documents and information as part of a long-running investigation whether and to what extent employees of auto parts suppliers, including Autoliv, have entered into unlawful agreements or understandings related to sales to automobile manufacturers. The Company intends to cooperate with the DOJ and is investigating the matter. The Company does not believe that the cost of its investigation will be material but it cannot estimate the impact, if any, that the resolution of the government's investigation could have on the Company's financial position, operating results or cash flows.

Product Warranty, Recalls and Intellectual Property

Autoliv is exposed to various claims for damages and compensation if products fail to perform as expected. Such claims can be made, and result in costs and other losses to the Company, even where the product is eventually found to have functioned properly. Where a product (actually or allegedly) fails to perform as expected the Company faces warranty and recall claims. Where such (actual or alleged) failure results, or is alleged to result, in bodily injury and/or property damage, the Company may also face product-liability claims. There can be no assurance that the Company will not experience material warranty, recall or product (or other) liability claims or losses in the future, or that the Company will not incur significant costs to defend against such claims. The Company may be required to participate in a recall involving its products. Each vehicle manufacturer has its own practices regarding product recalls and other product liability actions relating to its suppliers. As suppliers become more integrally involved in the vehicle design process and assume more of the vehicle assembly functions, vehicle manufacturers are increasingly looking to their suppliers for contribution when faced with recalls and product liability claims. A warranty, recall or product-liability claim brought against the Company in excess of its insurance may have a material adverse effect on the Company's business. Vehicle manufacturers are also increasingly requiring their outside suppliers to guarantee or warrant their products and bear the costs of repair and replacement of such products under new vehicle warranties. A vehicle manufacturer may attempt to hold the Company responsible for some, or all, of the repair or replacement costs of defective products under new vehicle warranties, when the product supplied did not perform as represented. Accordingly, the future costs of warranty claims by the customers may be material. However, the Company believes its established reserves are adequate to cover potential warranty settlements. Autoliv's warranty reserves are based upon the Company's best estimates of amounts necessary to settle future and existing claims. The Company regularly evaluates the appropriateness of these reserves, and adjusts them when appropriate. However, the final amounts determined to be due related to these matters could differ materially from the Company's recorded estimates.

The Company believes that it is currently reasonably insured against significant warranty, recall and product liability risks, at levels sufficient to cover potential claims that are reasonably likely to arise in our businesses. Autoliv cannot be assured that the level of coverage will be sufficient to cover every possible claim that can arise in our businesses, now or in the future, or that such coverage always will be available on our current market terms should we, now or in the future, wish to extend or increase insurance.

In its products, the Company utilizes technologies which may be subject to intellectual property rights of third parties. While the Company does seek to identify the intellectual property rights of relevance to its products, and to procure the necessary rights to utilize such intellectual property rights, we may fail to do so. Where the Company so fail, the Company may be exposed to material claims from the owners of such rights. Where the Company has sold products which infringe upon such rights, our customers may be entitled to be indemnified by us for the claims they suffer as a result thereof. Also such claims could be material.

Lease Commitments	12 Months Ended
Dec. 31, 2010
Lease Commitments
Lease Commitments

17. Lease Commitments

Operating Lease

The Company leases certain offices, manufacturing and research buildings, machinery, automobiles, data processing and other equipment under operating lease contracts. The operating leases, some of which are non-cancelable and include renewals, expire at various dates through 2045. The Company pays most maintenance, insurance and tax expenses relating to leased assets. Rental expense for operating leases was  $29.4 million for 2010,  $28.3 million for 2009 and  $30.8 million for 2008.

At December 31, 2010, future minimum lease payments for non-cancelable operating leases total  $114.7 million and are payable as follows (in millions): 2011:  $27.3; 2012:  $23.3; 2013:  $18.9; 2014:  $14.2; 2015:  $7.5; 2016 and thereafter:  $23.5.

Capital Lease

The Company leases certain property, plant and equipment under capital lease contracts. The capital leases expire at various dates through 2015. At December 31, 2010, future minimum lease payments for non-cancelable capital leases total  $4.2 million and are payable as follows (in millions): 2011:  $1.5; 2012:  $1.1; 2013:  $0.9; 2014:  $0.4; 2015:  $0.3; 2016 and thereafter:  $0.0.

Retirement Plans	12 Months Ended
Dec. 31, 2010
Retirement Plans
Retirement Plans

18. Retirement Plans

Defined Contribution Plans

Many of the Company's employees are covered by government sponsored pension and welfare programs. Under the terms of these programs, the Company makes periodic payments to various government agencies. In addition, in some countries the Company sponsors or participates in certain non-governmental defined contribution plans. Contributions to multi-employer plans for the year ended December 31, 2010, 2009 and 2008 were  $2.1 million,  $2.2 million and  $1.9 million respectively. Contributions to defined contribution plans for the years ended December 31, 2010, 2009 and 2008 were  $13.2 million,  $13.5 million and  $15.3 million, respectively.

Defined Benefit Plans

The Company has a number of defined benefit pension plans, both contributory and non-contributory, in the U.S., Canada, Germany, France, Japan, Mexico, Sweden, South Korea, India, Turkey, Philippines and the United Kingdom. There are funded as well as unfunded plan arrangements which provide retirement benefits to both U.S. and non-U.S. participants. The main plan is the U.S. plan for which the benefits are based on an average of the employee's earnings in the years preceding retirement and on credited service. The Company has closed participation in the Autoliv ASP, Inc. Pension Plan to exclude those employees hired after December 31, 2003. Within the U.S. there is also a non-qualified restoration plan that provides benefits to employees whose benefits in the primary U.S. plan are restricted by limitations on the compensation that can be considered in calculating their benefits. For the Company's non-U.S. defined benefit plans the most significant plans exist in Japan, while the most significant individual plan resides in the U.K. The Company has closed participation in the U.K. defined benefit plan to exclude all employees hired after April 30, 2003. The U.K. benefits are based on an average of the employee's earnings in the last three years preceding retirement and on credited service. Members in the U.K. plan contribute to the plan at the rate of 9% of pensionable salaries.

CHANGES IN BENEFIT OBLIGATIONS AND PLAN ASSETS FOR THE PERIODS ENDED DECEMBER 31

	U.S.		Non-U.S.
	2010	2009	2010	2009

Benefit obligation at beginning of year	$171.9	$157.4	$133.5	$120.3
Service cost	5.1	5.9	10.0	8.5
Interest cost	9.1	10.0	6.5	5.6
Actuarial (gain) loss due to:
Change in discount rate	20.1	0.6	9.4	2.1
Experience	(9.9)	9.0	3.5	(0.2)
Other assumption changes	(1.8)	—	2.6	3.2
Plan participants' contributions	—	—	0.2	0.2
Plan amendments	—	—	0.5	0.2
Benefits paid	(4.1)	(11.0)	(8.0)	(6.7)
Settlements and curtailments	—	—	(2.1)	(7.8)
Special termination benefits	—	—	0.2	1.3
Acquisitions	—	—	10.0	2.0
Other	—	—	(0.2)	(0.1)
Translation difference	—	—	4.1	4.9

Benefit obligation at end of year	$190.4	$171.9	$170.2	$133.5

Fair value of plan assets at beginning of year	$120.4	$102.9	$75.8	$63.8
Actual return on plan assets	15.1	21.3	3.6	4.0
Company contributions	5.5	7.2	10.1	15.0
Plan participants' contributions	—	—	0.2	0.2
Benefits paid	(4.1)	(11.0)	(8.0)	(6.7)
Settlements	—	—	(1.9)	(4.3)
Acquisitions	—	—	6.5	—
Divestitures	—	—	—	(0.4)
Other	—	—	(0.1)	(0.2)
Translation difference	—	—	1.5	4.4

Fair value of plan assets at year end	$136.9	$120.4	$87.7	$75.8

Funded status recognized in the balance sheet	$(53.5)	$(51.5)	$(82.5)	$(57.7)

The U.S. plan provides that benefits may be paid in the form of a lump sum if so elected by the participant. In order to more accurately reflect a market-derived pension obligation, Autoliv adjusts the assumed lump sum interest rate to reflect market conditions as of each December 31. This methodology is consistent with the approach required under the Pension Protection act of 2006, which provides the rules for determining minimum funding requirements in the U.S.

The short-term portion of the pension liability is not significant.

COMPONENTS OF NET PERIODIC BENEFIT COST ASSOCIATED WITH THE DEFINED BENEFIT RETIREMENT PLANS

	U.S.
	2010	2009	2008

Service cost	$5.1	$5.9	$5.5
Interest cost	9.1	10.0	8.8
Expected return on plan assets	(8.5)	(7.0)	(9.5)
Amortization of prior service credit	(1.0)	(1.0)	(1.0)
Amortization of actuarial loss	3.4	6.5	0.1

Net periodic benefit cost	$8.1	$14.4	$3.9

	Non-U.S.
	2010	2009	2008

Service cost	$10.0	$8.5	$9.5
Interest cost	6.5	5.6	6.0
Expected return on plan assets	(4.2)	(3.4)	(3.6)
Amortization of prior service costs	0.2	0.1	0.1
Amortization of actuarial loss	0.5	0.4	0.4
Settlement and curtailment loss (gain)	0.8	(1.7)	(1.6)
Special termination benefits	0.2	1.3	0.3

Net periodic benefit cost	$14.0	$10.8	$11.1

The estimated prior service credit for the U.S. defined benefit pension plans that will be amortized from other comprehensive income into net benefit cost over the next fiscal year is  $1.0 million. Amortization of net losses is expected to be  $3.9 million. Net periodic benefit cost associated with these U.S. plans was  $8.1 million in 2010 and is expected to be around  $7.7 million in 2011. The estimated prior service cost and net loss for the non-U.S. defined benefit pension plans that will be amortized from other comprehensive income into net benefit cost over the next fiscal year are  $0.1 and  $1.0 million respectively. Net periodic benefit cost associated with these non-U.S. plans was  $14.0 million in 2010 and is expected to be around  $16.6 million in 2011. The amortization of the net actuarial loss is made over the estimated remaining service lives of the plan participants, 9 years for U.S. and 3-23 years for non-U.S. participants, varying between the different countries depending on the age of the work force.

COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME BEFORE TAX AS OF DECEMBER 31

	U.S.		Non-U.S.
	2010	2009	2010	2009

Net actuarial loss (gain)	$52.5	$54.0	$26.4	$11.7
Prior service cost (credit)	(6.0)	(7.0)	0.9	0.6

Total accumulated other comprehensive income recognized in the balance sheet	$46.5	$47.0	$27.3	$12.3

CHANGES IN ACCUMULATED OTHER COMPREHENSIVE INCOME BEFORE TAX FOR THE PERIODS ENDED DECEMBER 31

	U.S.		Non-U.S.
	2010	2009	2010	2009

Total retirement benefit recognized in accumulated other comprehensive income at beginning of year	$47.0	$57.3	$12.3	$8.1
Net actuarial loss (gain)	1.9	(4.7)	14.6	4.4
Prior service cost (credit)	—	—	—	0.3
Amortization of prior service costs	1.0	1.0	(0.2)	—
Amortization of actuarial loss	(3.4)	(6.6)	(0.5)	(0.9)
Translation difference	—	—	1.1	0.4

Total retirement benefit recognized in accumulated other comprehensive income at end of year	$46.5	$47.0	$27.3	$12.3

The accumulated benefit obligation for the U.S. non-contributory defined benefit pension plans was  $163.6 and  $138.7 million at December 31, 2010 and 2009, respectively. The accumulated benefit obligation for the non-U.S. defined benefit pension plans was  $142.3 and  $118.3 million at December 31, 2010 and 2009, respectively.

Pension plans for which the accumulated benefit obligation (ABO) is notably in excess of the plan assets reside in the following countries: France, Germany, Japan, Sweden and the U.S.

PENSION PLANS FOR WHICH ABO EXCEEDS THE FAIR VALUE OF PLAN ASSETS AS OF DECEMBER 31

	U.S. 2010	Non-U.S. 2010

Projected Benefit obligation (PBO)	$190.4	$104.2
Accumulated Benefit obligation (ABO)	$163.6	$77.7
Fair value of plan assets	$136.9	$17.8

The Company, in consultation with its actuarial advisors, determines certain key assumptions to be used in calculating the projected benefit obligation and annual net periodic benefit cost.

ASSUMPTIONS USED TO DETERMINE THE BENEFIT OBLIGATIONS AS OF DECEMBER 31

	U.S.		Non-U.S.
% WEIGHTED AVERAGE	2010	2009	2010	2009

Discount rate	5.05	5.80	1.25-10.00	1.75-12.00
Rate of increases in compensation level	3.80	4.00	2.25-6.50	2.25-5.40

ASSUMPTIONS USED TO DETERMINE THE NET PERIODIC BENEFIT COST FOR YEARS ENDED DECEMBER 31

	U.S.
% WEIGHTED AVERAGE	2010	2009	2008

Discount rate	5.80	6.40	6.40
Rate of increases in compensation level	4.00	4.00	4.00
Expected long-term rate of return on assets	7.50	7.50	7.50

	Non-U. S.
% WEIGHTED AVERAGE	2010	2009	2008

Discount rate	1.75-12.00	2.00-11.00	2.00-11.00
Rate of increases in compensation level	2.25-12.00	2.25-5.00	2.25-8.00
Expected long-term rate of return on assets	2.00-8.00	1.80-7.00	2.00-8.00

The discount rate for the U.S. plans has been set based on the rates of return on high-quality fixed-income investments currently available at the measurement date and expected to be available during the period the benefits will be paid. The expected timing of cash flows from the plan has also been considered in selecting the discount rate. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate. The discount rate for the U.K. plan has been set based on the weighted average yields on long-term high-grade corporate bonds and is determined by reference to financial markets on the measurement date.

The expected rate of increase in compensation levels and long-term rate of return on plan assets are determined based on a number of factors and must take into account long-term expectations and reflect the financial environment in the respective local market.

The level of equity exposure is currently targeted at approximately 65% for the primary U.S. plan and approximately 50% for all plans combined The investment objective is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that Autoliv believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio. The Company assumes a long-term rate of return on the U.S. plan assets of 7.5% for calculating the 2010 expense.

The Company has assumed a long-term rate of return on the non-U.S. plan assets in a range of 2.0-8.0% for 2010. The closed U.K. plan which has a targeted and actual allocation of almost 100% debt instruments accounts for approximately 43% of the total non-U.S. plan assets.

Autoliv made contributions to the U.S. plan during 2010 and 2009 amounting to  $5.5 million and  $7.2 million, respectively. Contributions to the U.K. plan during 2010 and 2009 amounted to  $0.4 million and  $5.1 million, respectively. The Company expects to contribute  $6 million to its U.S. pension plan in 2011 and is currently projecting a yearly funding at the same level in the years thereafter. For the UK plan, which is the most significant non-U.S. pension plan, the Company expects to contribute  $0.4 million in 2011 and in the years thereafter.

FAIR VALUE OF TOTAL PLAN ASSETS FOR YEARS ENDED DECEMBER 31

	U.S.	U.S.		Non-U. S.
ASSETS CATEGORY IN %, WEIGHTED AVERAGE	Target allocation	2010	2009	2010	2009

Equity securities	65	66	64	11	13
Debt instruments	35	34	36	48	57
Other assets	—	—	—	41	30

Total	100	100	100	100	100

The following table summarizes the valuation of the Company's plan assets by the pricing observability levels:

	Total carrying amount in statement of financial position December 31, 2010	Fair value measurement at December 31, 2010 using:

DESCRIPTION		Level 1	Level 2	Level 3

Assets
US Equity
Large Cap	$57.5	$57.5	$—	$—
Mid Cap	7.7	7.7	—	—
Small Cap	7.9	7.9	—	—
Non-US Equity	30.2	26.2	4.0	—
US Bonds
Government	19.4	19.4	—	—
Corporate	8.8	8.8	—	—
Aggregate	16.9	16.9	—	—
Non-US Bonds
Government	8.0	5.0	3.0	—
Corporate	39.3	39.3	—	—
Aggregate	—	—	—	—
Insurance Contracts	20.9	—	20.9	—
Managed Investment Fund	—	—	—	—
Cash or Cash Equivalents	8.0	8.0	—	—

Total	$224.6	$196.7	$27.9	$—

DESCRIPTION	Total carrying amount in statement of financial position December 31, 2009	Fair value measurement at December 31, 2009 using:

		Level 1	Level 2	Level 3

Assets
US Equity
Large Cap	$49.4	$49.4	$—	$—
Mid Cap	6.1	6.1	—	—
Small Cap	6.2	6.2	—	—
Non-US Equity	25.7	25.7	—	—
US Bonds
Government	15.8	15.8	—	—
Corporate	8.1	8.1	—	—
Aggregate	17.3	17.3	—	—
Non-US Bonds
Government	6.4	6.4	—	—
Corporate	37.6	37.6	—	—
Aggregate	0.4	0.4	—	—
Insurance Contracts	18.8	—	18.8	—
Managed Investment Fund	1.5	—	1.5	—
Cash or Cash Equivalents	2.9	2.9	—	—

Total	$196.2	$175.9	$20.3	$—

The input to the fair value measurement of the plan assets is mainly quoted prices in active market for identical assets (level 1). There have been no changes to the valuation techniques of input during the year.

Other Non-U.S. assets mainly consist of insurance contracts accounted for as investments and measured at their cash surrender value.

The estimated future benefit payments for the pension benefits reflect expected future service, as appropriate. The amount of benefit payments in a given year may vary from the projected amount, especially for the U.S. plan since this plan pays the majority of benefits as a lump sum, where the lump sum amounts vary with market interest rates.

PENSION BENEFITS EXPECTED PAYMENTS	U.S.	Non-U.S.

2011	$11.7	$6.4
2012	$11.3	$7.5
2013	$12.4	$7.0
2014	$12.9	$8.3
2015	$14.0	$8.8
Years 2016-2020	$81.2	$52.9

Postretirement Benefits Other than Pensions

The Company currently provides postretirement health care and life insurance benefits to most of its U.S. retirees. Such benefits in other countries are included in the tables below, but are not significant.

In general, the terms of the plans provide that U.S. employees who retire after attaining age 55, with five years of service (15 years after December 31, 2006), are eligible for continued health care and life insurance coverage. Dependent health care and life insurance coverage is also available. Most retirees contribute toward the cost of health care coverage with the contributions generally varying based on service. The plan was amended in 2003 to restrict participation to existing retirees who were eligible retirees as of December 31, 2003 and active employees who were eligible to participate in the Autoliv ASP, Inc. Pension Plan as of December 31, 2003. The plan provides a company paid subsidy based on service for all current and future retirees that qualify for retirement based on the restrictions stated above. Employees hiring on or after January 1, 2004 are not eligible to participate in the plan. The amount of the company paid subsidy is frozen and will not change in the future. Generally, employees will need 15 years of service to qualify for a benefit from the plan in the future.

At present, there is no pre-funding of the postretirement benefits recognized. The Company has reviewed the impact of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (Medicare Part D) on its financial statements. Although the Plan may currently qualify for a subsidy from Medicare, the amount of the subsidy is so small that the expenses incurred to file for the subsidy may exceed the subsidy itself. Therefore the impact of any subsidy is ignored in the calculations as Autoliv will not be filing for any reimbursement from Medicare.

COMPONENTS OF NET PERIODIC BENEFIT COST ASSOCIATED WITH THE POSTRETIREMENT BENEFIT PLANS OTHER THAN PENSIONS

PERIOD ENDED DECEMBER 31	2010	2009	2008

Service cost	$1.2	$1.1	$1.1
Interest cost	1.4	1.6	1.5
Amortization of prior service cost	(0.1)	(0.1)	—
Amortization of actuarial loss	(0.3)	—	—

Net periodic benefit cost	$2.2	$2.6	$2.6

CHANGES IN BENEFIT OBLIGATIONS AND PLAN ASSETS AS OF DECEMBER 31

	2010	2009	2008

Benefit obligation at beginning of year	$28.1	$24.8	$24.9
Service cost	1.2	1.1	1.1
Interest cost	1.4	1.6	1.5
Actuarial (gain) loss due to:
Change in discount rate	1.7	1.9	(0.6)
Experience	(3.7)	0.1	(0.9)
Other assumption changes	–	(0.6)	(0.4)
Benefits paid	(0.8)	(0.8)	(0.8)
Employee contributions	—	—	—

Benefit obligation at end of year	$27.9	$28.1	$24.8

Fair value of plan assets at beginning of year	$—	$—	$—
Company contributions	0.8	0.8	0.8
Benefits paid	(0.8)	(0.8)	(0.8)

Fair value of plan assets at end of year	$—	$—	$—

Accrued postretirement benefit cost recognized in the balance sheet	$(27.9)	$(28.1)	$(24.8)

The liability for postretirement benefits other than pensions is classified as other non-current liabilities in the balance sheet. The short-term portion of the liability for postretirement benefits other than pensions is not significant.

COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME BEFORE TAX AS OF DECEMBER 31

	U.S.		Non-U.S.
	2010	2009	2010	2009

Net actuarial loss (gain)	$(2.5)	$—	$(1.3)	$(2.1)
Prior service cost (credit)	(0.4)	(0.5)	—	—

Total accumulated other comprehensive income recognized in the balance sheet	$(2.9)	$(0.5)	$(1.3)	$(2.1)

For measuring end-of-year obligations at December 31, 2010, health care trends are not needed due to the fixed-cost nature of the benefits provided in 2010 and beyond. After 2006, all retirees receive a fixed dollar subsidy toward the cost of their health benefits. The subsidy will not increase in future years.

The weighted average discount rate used to determine the U.S. postretirement benefit obligation was 5.40% in 2010 and 5.80% in 2009. The average discount rate used in determining the postretirement benefit cost was 5.80% in 2010, 6.40% in 2009 and 6.40% in 2008.

A one percentage point increase or decrease in the annual health care cost trend rates would have had no significant impact on the Company's net benefit cost for the current period or on the accumulated postretirement benefit obligation at December 31, 2010. This is due to the fixed-dollar nature of the benefits provided under the plan.

The estimated net gain and prior service credit for the postretirement benefit plans that will be amortized from other comprehensive income into net benefit cost over the next fiscal year are approximately  $0.2 million combined.

The estimated future benefit payments for the postretirement benefits reflect expected future service as appropriate.

POSTRETIREMENT BENEFITS	EXPECTED PAYMENTS

2011	$1.0
2012	$1.1
2013	$1.3
2014	$1.5
2015	$1.7
Years 2016-2020	$11.4

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
Segment Information

19. Segment Information

The Company's primary safety products (mainly various airbag and seatbelt products and components) are integrated complete systems that function together with common electronic and sensing systems. The Company has concluded that its operating segments meet the criteria for combination for reporting purposes into a single reportable segment.

The Company's customers consist of all major European, U.S. and Asian automobile manufacturers. Sales to individual customers representing 10% or more of net sales were:

In 2010: GM 14% (incl. Opel, etc.) and Renault 13% (incl. Nissan).

In 2009: Renault 14% (incl. Nissan); Ford 13% (incl. Volvo Cars with 4%); Volkswagen 12% and GM 12% (incl. Opel, etc.).

In 2008: Renault 13% (incl. Nissan); Ford 12% (incl. Volvo Cars with 4%); Volkswagen 11% and GM 10% (incl. Opel, etc.).

NET SALES	2010	2009	2008

North America	$2,054	$1,191	$1,510
Europe	2,741	2,534	3,438
Japan	791	499	740
Rest of the World	1,585	897	785

Total	$7,171	$5,121	$6,473

The Company has attributed net sales to the geographic area based on the location of the entity selling the final product.

The Company's operations are located primarily in Europe and the United States. External sales in the U.S. amounted to  $1,651 million,  $918 million and  $1,179 million in 2010, 2009 and 2008, respectively. Of the external sales, exports from the U.S. to other regions amounted to approximately  $431 million,  $222 million and  $253 million in 2010, 2009 and 2008, respectively.

SALES BY PRODUCT	2010	2009	2008

Airbags and associated products1)	$4,807	$3,299	$4,130
Seatbelts and associated products2)	2,364	1,822	2,343

Total	$7,171	$5,121	$6,473

1)	Includes sales of steering wheels, passive safety electronics, active safety electronics, inflators and initiators.
2)	Includes sales of seat components.

LONG LIVED ASSETS	2010	2009

North America	$1,926	$1,931
Europe	561	643
Japan	153	139
Rest of the World	336	293

Total	$2,976	$3,006

Long-lived assets in the U.S. amounted to  $1,719 million and  $1,737 million for 2010 and 2009, respectively. For 2010,  $1,515 million (2009,  $1,525 million) of the long-lived assets in the U.S. refers to intangible assets, principally from acquisition goodwill.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share
Earnings Per Share

20. Earnings Per Share

The weighted average shares used in calculating earnings per share were:

	2010	2009	2008

Weighted average shares basic	87.3	81.5	71.8
Effect of dilutive securities:
stock options/share awards	0.6	0.4	0.3
equity units	4.5	2.6	—
Weighted average shares diluted	92.4	84.5	72.1

For 2010 and 2009, 4.5 million and 2.6 million shares, respectively, were included in the dilutive weighted average share amount related to the equity units. The potential number of shares which will be converted in the future related to the equity units varies between 5.7-6.8 million, for further information see Note 13.

Approximately 0.1 million, 0.9 million and 0.9 million common shares related to the Company's Stock incentive Plan, which were antidilutive during the respective year, but that could potentially dilute basic EPS in the future, are not included in the computation of the diluted EPS for 2010, 2009 and 2008, respectively.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events	21. Subsequent Events There were no reportable events subsequent to December 31, 2010.

Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (unaudited)
Quarterly Financial Data (unaudited)

22. Quarterly Financial Data (unaudited)

2010	Q11)		Q2		Q3	Q41)

Net sales	$1,720.8		$1,801.5		$1,740.9	$1,907.4
Gross profit	383.5		412.0		373.8	422.8
Income before taxes	179.2		205.9		189.6	230.8
Net income attributable to controlling interests	126.5		146.5		140.1	177.5
Earnings per share
– basic	$1.48		$1.69		$1.58	$2.01
– diluted	$1.39		$1.60		$1.51	$1.89
Dividends paid	$—		$—		$0.30	$0.35

2009	Q11)		Q2		Q3	Q41)

Net sales	$926.7		$1,193.4		$1,325.9	$1,674.7
Gross profit	80.3		186.4		238.8	342.4
(Loss)/income before taxes	(103.5)		(27.9)		39.2	97.7
Net (loss)/income attributable to controlling interests	(63.4)		(20.7)		32.8	61.3
(Loss)/earnings per share
– basic	$(0.90)		$(0.24)		$0.39	$0.72
– diluted	$(0.90	)2)	$(0.24	)2)	$0.37	$0.68
Dividends paid	$0.21		$—		$—	$—

1)	There were three more production days in Q1 2010 than in Q1 2009. This positive impact in Q1 2010 reversed and had a negative impact on Q4 2010.
2)	No dilution in Q1 and Q2 2009.